As filed with the Securities and Exchange Commission on April 28, 2026

Registration No. 33-10472

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.__	☐
Post-Effective Amendment No. 65	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 65	☒

(Check appropriate box or boxes)

LONGLEAF PARTNERS FUNDS TRUST

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

5100 Poplar Avenue, Suite 2450

Memphis, TN 38137

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code - (901) 761-2474

ANDREW R. McCARROLL, ESQ

Southeastern Asset Mgmt., Inc.

5100 Poplar Avenue., Suite 2450

Memphis, TN 38137

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☑	on May 1, 2026 pursuant to paragraph (b) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Longleaf
Partners
Funds®
Prospectus
May 1, 2026

Partners Fund
(LLPFX)

Small-Cap Fund
(LLSCX)

Global Fund
(LLGLX)

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should be aware that the Funds:

●	Are not bank deposits;

●	Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC); and

●	May not achieve their stated goals.

Contents

Longleaf Partners Funds Summaries

Partners Fund Summary	1
Ticker: LLPFX
Invests primarily in mid and large-cap U.S. companies believed to be significantly undervalued.

Small-Cap Fund Summary	5
Ticker: LLSCX
Invests primarily in small-cap U.S. companies believed to be significantly undervalued.

Global Fund Summary	9
Ticker: LLGLX
Invests primarily in U.S. and non-U.S. companies believed to be significantly undervalued.

About The Funds
Governing Principles	13
Our Philosophy	13
Process	13
How We Achieve Our Investment Objectives	13
Determining Business or Intrinsic Value	13
Other Investment Criteria	13
Allocation of Investment Ideas	14
How Companies May Reach Intrinsic Value	14
Portfolio Turnover	14
Other Investments	14
Cash Reserves	14
Risks of Investing	15
Shareholder Manual
Investment Adviser	18
Code of Ethics	18
Disclosure of Portfolio Holdings	18
Management Services	18
Advisory and Administration Fees	18
Portfolio Managers	18
Fund Operations	18
General Information	19
Exceptions To Investment Minimum And Closed Funds	19
Privacy of Personal Information	21
How To Open A New Account	21
Additional Investments	24
How To Redeem Shares	25
How Fund Shares Are Priced	29
Dividends and Distributions	30
Taxes	31
Financial Highlights	32

/	1

Partners Fund Summary

Investment Objective

Longleaf Partners Fund seeks long-term capital growth.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy, hold and sell shares of the Partners Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%
12b-1 Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.93%
Expense Reimbursement(1)	(0.14)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.79%

(1)	Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.79% of average net assets per year. This agreement is in effect through at least April 30, 2027 and may not be terminated before that date without Board approval.

Example of Fund Expenses.

This example helps compare the cost of investing in the Partners Fund with other mutual funds.

The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and that fund operating expenses are equal to the total annual fund operating expenses after expense reimbursement shown in the table through April 30, 2027, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$81	$282	$501	$1,130

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities of a limited number of mid-and large- cap U.S. companies that we believe meet our qualitative and quantitative criteria:

●	Strong businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

●	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

●	Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied for almost 50 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Fund primarily owns common stock or securities convertible into common stock but may purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs).

/	2

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Investment Selection Risk ■ Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks ■ As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Stock Market Risk ■ Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, changes in trade policies resulting in higher tariffs, increased government spending, social unrest and the like. If the Fund’s price declines and you redeem your shares, you could lose money.

Non-Diversification Risk ■ Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks ■ Non-U.S. investment risks can include political, economic and social changes, non-U.S. withholding taxes, exchange controls, changes in trade policies resulting in higher tariffs, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities.

Large Shareholder Transaction Risk ■ Certain shareholders may from time to time own a substantial amount of the shares of the Fund. The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Large redemptions may cause the Fund to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to the Fund’s expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

/	3

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at southeasternasset.com/investment-offerings/longleaf-partners-fund or (800) 445-9469.

Past Fund Performance Total Return (%)

Best Quarter in last 10 years: 4th Quarter 2020 22.74% Worst Quarter in last 10 years: 1st Quarter 2020 (28.87)%

Average Annual Total Returns at December 31, 2025

	One Year	Five Years	Ten Years
Longleaf Partners Fund (net of fees and expenses)
Return Before Taxes	2.93%	5.75%	6.74%
Return After Taxes* on Distributions	(0.58)%	4.16%	5.02%
Return After Taxes* on Distributions and Sale of Fund Shares	3.00%	4.08%	4.97%
Comparative Index (no deductions for fees, expenses, or taxes)
S&P 500 Index	17.88%	14.42%	14.82%
Russell 1000 Value Index	15.91%	11.33%	10.53%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

/	4

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins ■ Chairman of Southeastern. Fund manager since 1987.

Ross Glotzbach ■ Chief Executive Officer of Southeastern and Head of Research. Fund manager since 2017.

Purchase and Sale of Fund Shares

Minimum investment

●	$10,000 initial purchase

●	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions:

Longleaf Partners Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Overnight mail:

Longleaf Partners Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

/	5

Small-Cap Fund Summary

Investment Objective

Longleaf Partners Small-Cap Fund seeks long-term capital growth.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy, hold and sell shares of the Small-Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%
12b-1 Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	1.02%
Expense Reimbursement(1)	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%

(1)	Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.95% of average net assets per year. This agreement is in effect through at least April 30, 2027 and may not be terminated before that date without Board approval.

Example of Fund Expenses.

This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds.

The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and that Fund operating expenses are equal to the total annual fund operating expenses after expense reimbursement shown in the table through April 30, 2027, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$97	$318	$556	$1,241

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities of a limited number of small-cap U.S. companies that we believe meet our qualitative and quantitative criteria:

●	Strong businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

●	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

●	Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied for almost 50 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap. The Fund primarily owns common stock but may purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs).

/	6

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Small-Cap ■ Currently, a company will be considered small cap if its market capitalization (including the market capitalization of businesses to which a tracking stock relates) at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. Fund investments are not limited to companies in these indices, however, and there is no requirement to sell securities of a company if it subsequently exceeds the top of the capitalization range.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Investment Selection Risk ■ Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks ■ As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Stock Market Risk ■ Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, changes in trade policies resulting in higher tariffs, increased government spending, social unrest and the like. If the Fund’s price declines and you redeem your shares, you could lose money.

Small-Cap Risks ■ Smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Non-Diversification Risk ■ Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks ■ Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, changes in trade policies resulting in higher tariffs, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities.

Large Shareholder Transaction Risk ■ Certain shareholders may from time to time own a substantial amount of the shares of the Fund. The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Large redemptions may cause the Fund to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to the Fund’s expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

/	7

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at southeasternasset.com/investment-offerings/longleaf-partners-small-cap-fund or (800) 445-9469.

Past Fund Performance Total Return (%)

Best Quarter in last 10 years: 3rd Quarter 2020 22.16% Worst Quarter in last 10 years: 1st Quarter 2020 (35.93)%

Average Annual Total Returns at December 31, 2025

	One Year	Five Years	Ten Years
Longleaf Partners Small-Cap Fund (net of fees and expenses)
Return Before Taxes	7.56%	4.94%	6.89%
Return After Taxes* on Distributions	7.06%	4.68%	5.34%
Return After Taxes* on Distributions and Sale of Fund Shares	4.48%	3.78%	5.11%
Comparative Index (reflects no deductions for fees, expenses, or taxes)
Russell 3000 Index **	17.15%	13.15%	14.29%
Russell 2000 Index	12.81%	6.09%	9.62%
Russell 2000 Value Index	12.59%	8.88%	9.27%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

**	Effective May 1, 2024, the Fund changed its broad-based securities market index to the Russell 3000 Index due to regulatory requirements. The Fund retained the Russell 2000 Index as a performance benchmark because it is more closely aligned with the Fund’s investment strategies and restrictions.

/	8

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins ■ Chairman of Southeastern. Fund manager since 1989.

Ross Glotzbach ■ Chief Executive Officer of Southeastern and Head of Research. Fund manager since 2014.

Purchase and Sale of Fund Shares

Minimum investment

●	$10,000 initial purchase

●	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions:

Longleaf Partners Small-Cap Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Overnight mail:

Longleaf Partners Small-Cap Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

/	9

Global Fund Summary

Investment Objective

Longleaf Partners Global Fund seeks long-term capital growth.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy, hold and sell shares of the Global Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%
12b-1 Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.96%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.95%

(1)	Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.95% of average net assets per year. This agreement is in effect through at least April 30, 2027 and may not be terminated before that date without Board approval.

(2)	The expense information in the table has been restated to reflect current fees.

Example of Fund Expenses.

This example helps compare the cost of investing in the Global Fund with other mutual funds.

The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in fund expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$97	$305	$530	$1,177

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities of U.S. and non-U.S. companies that we believe meet our qualitative and quantitative criteria:

●	Strong businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

●	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

●	Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied for almost 50 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Global Fund normally invests at least 40% of total assets in the equity securities of non-U.S. issuers throughout the world, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stocks.

/	10

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Non-U.S. ■ A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Investment Selection Risk ■ Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks ■ As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds are not successful in addressing these risks, their business values and stock prices may decline, which would have a negative impact on the value of your Fund shares.

Stock Market Risk ■ Equity prices fluctuate and may decline in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, changes in trade policies resulting in higher tariffs, increased government spending, social unrest and the like. If the value of your investment goes down and you redeem your shares, you could lose money.

Non-Diversification Risk ■ Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and its share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks ■ Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, changes in trade policies resulting in higher tariffs, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities.

Focused Geographic Risks ■ The Fund does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Large Shareholder Transaction Risk ■ Certain shareholders may from time to time own a substantial amount of the shares of the Fund. The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Large redemptions may cause the Fund to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to the Fund’s expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1 and 5 years and since inception period compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at southeasternasset.com/investment-offerings/longleaf-partners-global-fund or (800) 445-9469.

Past Fund Performance Total Return (%)

Best Quarter in last 10 years: 2nd Quarter of 2020 19.40% Worst Quarter in last 10 years: 1st Quarter of 2020 (29.27)%

Average Annual Total Returns at December 31, 2025

	One Year	Five Years	Ten Years
Longleaf Partners Global Fund (net of fees and expenses)
Return Before Taxes	16.72%	5.33%	7.50%
Return After Taxes* on Distributions	13.66%	4.13%	6.42%
Return After Taxes* on Distributions and Sale of Fund Shares	11.00%	3.87%	5.81%
Comparative Index (no deductions for fees, expenses, or taxes)
FTSE Developed Index	22.25%	11.97%	12.09%
MSCI World Index	21.09%	12.15%	12.17%
MSCI World Value Index	20.79%	11.35%	9.23%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

/	12

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins ■ Chairman of Southeastern. Fund manager since 2012.

 Ross Glotzbach ■ Chief Executive Officer of Southeastern. Fund manager since 2019.

Purchase and Sale of Fund Shares

Minimum investment

●	$10,000 initial purchase

●	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed on any day the New York Stock Exchange is open for trading.

Regular mail instructions:

Longleaf Partners Global Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Overnight mail:

Longleaf Partners Global Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

/	13

About The Funds

Governing Principles ■ The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and the employees and affiliates of the Funds’ manager, Southeastern Asset Management, Inc. (“Southeastern”), who are the Funds’ largest owners. Southeastern will use its best efforts to apply the following principles to this investment partnership:

●	We will treat your investment as if it were our own.

●	We will remain significant investors in Longleaf Partners Funds.

●	We will invest for the long term, while striving to maximize returns and to minimize business, financial, purchasing power, regulatory, and market risks.

●	We will choose each equity investment based on its discount from our appraisal of its corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

●	We will focus our assets in our best ideas.

●	We will not impose loads or 12b-1 charges on mutual fund shareholders.

●	We will consider closing to new investors if closing would benefit existing clients.

●	We will discourage short-term speculators and market timers.

●	We will continue our efforts to enhance shareholder services.

●	We will communicate with our investment partners as candidly as possible.

Our Philosophy ■ We are value investors. We view equity investments as ownership in a business enterprise. The Funds seek to achieve superior long-term performance by acquiring equity securities of what we believe are growing, financially sound companies managed by capable, honorable individuals at market prices significantly below our assessment of their business values. We sell stocks when they approach our appraisals. We seek to determine business or intrinsic value through financial analysis and established disciplines which we have consistently applied for almost 50 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s economic value. Over the long term, our annual return goal is to exceed inflation plus 10%. We have established an absolute return goal to emphasize the importance of preserving and increasing our shareholders’ assets, not just beating an index. There is no assurance we will meet this goal.

Process ■ All of the Longleaf Partners Funds seek long term capital growth and follow the same investment disciplines and appraisal methods. Our analysts, working as a team, seek competitively entrenched companies we believe can enhance their advantages and are operated by trustworthy, capable, shareholder-oriented managers. Generally, when the common stock is available at 60% or less of our conservative appraisals, and when the investment has been qualified, both quantitatively and qualitatively, we purchase a position for the Fund or Funds whose universe most closely fits the company.

How We Achieve Our Investment Objectives

The following section discusses the principal investment strategies we use to achieve each Fund’s objective. The investment objectives of the Global Fund are non-fundamental and may be changed without shareholder approval.

Determining Business or Intrinsic Value ■ Our research team appraises businesses by studying financial statements, regulatory information, trade publications, and other industry and corporate data, and by talking with corporate management, competitors, and suppliers.

We use two primary methods of appraisal. The first seeks to assess the company’s liquidation value based on the current economic worth of corporate assets and liabilities. The second method seeks to determine the company’s ongoing value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected free cash flows plus a terminal value, using a conservative discount rate. We believe our appraisal represents the price that informed buyers and sellers would negotiate in an arms length sale. We then check our appraisals against our data base of comparable historic transactions.

Other Investment Criteria ■ In addition to significant estimated undervaluation, we also look for the following when selecting investments:

●	Strong Business. We look for businesses that possess, in our opinion, a number of qualities. First, we must be able to understand both the fundamentals and the economics of a business. Second, a strong balance sheet helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Third, a sustainable competitive advantage in market share, dominant brands, cost structure, or other areas, helps ensure the strength and growth of a

/	14

company. Fourth, a business must be able to generate and grow free cash flow from operations. Finally, pricing power enables a company to pass cost increases to consumers rather than absorbing them in lower margins.

●	Good People. We look for businesses whose managements possess, in our opinion, four primary qualities. They should be capable operators who can run the business profitably. They should be capable capital allocators who will build shareholder value through wisely reinvesting the free cash flow that the business generates. They should be shareholder oriented in their actions and decisions. They should have the proper incentives with much of their net worth tied to the company’s results.

●	ESG: We believe that environmental, social and governance (ESG) best practices are critical to the intrinsic value of any investment. As long-term business owners, we approach ESG considerations from a fundamental, bottom-up research perspective and engage with managements on the most important issues to promote positive change, rather than passively exclude broad sectors of the market. ESG considerations are integrated throughout our investment process, from the initial qualitative and quantitative analysis, to the investment decision-making process, as well as throughout our ownership. When assessing “People,” we seek to partner with responsible management teams that practice good stewardship on behalf of shareholders while growing value per share over time through intelligent capital allocation. When assessing the long-term value of a “Business,” we consider multiple factors. We seek to own high-quality businesses with sustainable competitive advantages, strong balance sheets and long-term free cash flow growth. Environmental and social factors are important drivers within our analysis of a business’s long-term value. One way that this is quantified in determining the right entry “Price” is that we generally assume that companies scoring better on ESG metrics are worth a higher terminal value in our discounted cash flow analysis. While ESG factors are integrated into our process, our main consideration is long term shareholder value creation, and we are not “ESG Focused” or “ESG Impact” as defined in SEC Release IA-6034.

Although a company may not meet all the investment criteria above, we must believe that significant unrealized value is present before making an investment.

Allocation of Investment Ideas ■ When a company qualifies for purchase, we generally allocate small-cap stocks to the Small-Cap Fund and mid and large-cap U.S. stocks to the Partners Fund. With a mix of U.S. and non-U.S. securities, the Global Fund will often participate in allocations of the same securities we purchase for the other Funds, depending on its current holdings and cash levels. As a result, more than one Fund may own a single security. For example, an overseas company might be in each of the Global Fund and Partners Fund. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another Fund (subject to its own investment policies and guidelines) might purchase that security.

How Companies May Reach Intrinsic Value ■ We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach our estimate of their intrinsic worth in several ways.

●	Market Realization. Over time the market may recognize the business’s true value. As companies with strong management and true earnings power report better earnings, the price of the stock generally rises.

●	Mergers and Acquisitions. Undervalued companies often attract acquirors, or large owners may seek a buyer.

●	Management Buy-Outs. Corporate management may obtain funding to buy out shareholders and take the company private.

●	Liquidations. A company may partially or fully liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business.

●	Share Repurchase Programs. When a company’s stock is undervalued, repurchasing outstanding shares increases value per share. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.

Portfolio Turnover  ■ We are long-term owners, not traders or speculators. Generally, our time horizon when purchasing a company is five or more years. We will generally hold the stock as long as we believe a margin of safety exists between price and value, and we remain confident in management’s ability to create additional value.

Annual portfolio turnover for the past three years has ranged from approximately 24% to approximately 70% across the Funds. There are no limits on portfolio turnover, however, and we sell portfolio holdings whenever we believe that sales would benefit Fund shareholders.

Other Investments ■ All Funds may invest a portion of assets in cash equivalents and, as a non principal strategy, a wide variety of securities other than common stock including convertibles, preferred stock, debt securities, private placements, warrants, puts, calls, options, short sales, swaps, futures, and combinations of these instruments.

Cash Reserves ■ Normally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding attractive investments, require cash to meet expected liquidity needs or otherwise believe it would benefit a Fund, all or any portion of Fund assets may be held in cash reserves. As a result, there may be periods when the percentage of securities qualifying as “small cap” or “international” fall below the normal levels described in the investment policies of the Small-Cap and Global Funds. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash may

/	15

allow us to purchase securities at discounted prices. Previously when cash has risen to over 20% for a prolonged period and inflows have continued to increase, we generally have closed the affected Funds. While we may hold any portion of assets in cash reserves for temporary defensive purposes during adverse market, economic or political conditions, we believe such conditions generally create opportunities for us to put excess cash to work.

Risks of Investing

The principal risks of investing in the Longleaf Partners Funds include the following:

Investment Selection Risk ■ Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks ■ As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Stock Market Risk ■ Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Trading activity and investor interest, including those driven by factors unrelated to financial performance, may also cause volatility in equity prices. Additionally, equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, changes in trade policies resulting in higher tariffs, increased government spending, social unrest and the like. If the Fund’s price declines and you redeem your shares, you could lose money. Also, changes in inflation rates may adversely affect market and economic conditions, a Fund’s investments and an investment in the Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Several markets have recently reached historical highs and could be approaching the end of an economic expansion cycle.

Non-Diversification Risk ■ Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-U.S. Investment Risks ■ Non-U.S. investment risks can include political, economic and social changes, non-U.S. withholding taxes, exchange controls, changes in trade policies resulting in higher tariffs, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity. In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations. Non-U.S. investments may also be subject to risk of loss because of more or less foreign government regulation and less stringent investor protections and disclosure standards. Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities. Various social and political tensions around the world may contribute to increased market volatility, may have long-term effects on the worldwide financial markets and may cause further economic uncertainties worldwide.

In particular, recent geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, war between the U.S. and Iran or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets.

Small-Cap Risks ■ Particularly with respect to the Small-Cap Fund, smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Focused Geographic Risks ■ Particularly with respect to the Global Fund, Longleaf does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when a Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Large Shareholder Transaction Risk ■ Certain shareholders may from time to time own a substantial amount of the shares of a Fund. A Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of such

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Fund. Large redemptions may cause a Fund to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to a Fund’s expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect a Fund’s performance to the extent that such Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Other risks include the following:

Liquidity Risk ■ Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, restricted and illiquid investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Particularly with respect to small-cap issuers, we may take relatively large ownership positions, and may purchase the same security for the Funds and for Southeastern’s other clients. Depending on market and trading conditions, disposing of such holdings could be more difficult (i.e., at a lower price or with greater delay than desired) than if Southeastern owned a smaller amount. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Each Fund may hold up to 15% of its net assets in investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment in accordance with Rule 22e-4 under the 1940 Act. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses to sell such a position. We have implemented a liquidity risk management program and related procedures to identify illiquid investments for the Funds pursuant to Rule 22e-4 of the 1940 Act (the “LRM Program”), and the Board has approved the designation of Southeastern to administer the Funds’ LRM Program.

Environmental, Social and Governance (“ESG”) Integration Risk ■ We integrate ESG considerations into our investment processes for the Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party ESG metrics. We will consider those ESG characteristics we deem relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

ESG considerations are not the sole considerations when making investment decisions for a Fund. Further, shareholders can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect your beliefs and values with respect to ESG. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While we view ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Bonds and Fixed Income Securities ■ The Funds may invest up to 15% of assets (at the time of purchase) in both investment and non investment grade corporate and governmental bonds. A Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. High yield or non-investment grade bonds (also known as “junk bonds”) have higher credit risk than investment grade securities. Fixed income securities are also subject to interest rate risk, which is the risk that they will decline in value because of changes in interest rates. In addition, rising interest rates may cause volatility and decreased liquidity in the fixed income markets, making it more difficult for a Fund to sell its fixed income holdings. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates.

Inflation Risk ■ A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change) and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

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Derivatives Risks ■ The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Puts, Calls, Options, Short Sales, Swaps and Financial Futures ■ The Funds may invest selectively in a wide variety of put and call options, futures, swaps, combinations of these techniques, and in other similar financial instruments and may engage in short sales. Generally, these investments or techniques are used for hedging purposes, to increase returns, or as an alternative to owning the underlying security. These techniques have risks. Gains on investments in options and futures and on short sales depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If these instruments do not perform as we anticipate, or if a Fund were not able to close out its position, a significant loss could occur, and in the case of short sales, the loss is potentially unlimited in certain circumstances. With respect to swaps and other derivative contracts, the Funds also bear the risk of loss of the amount expected to be received under the contract in the event of default or bankruptcy of a derivative counterparty. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions.

Sector Risk ■ Sector risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

More detailed information on investments and investment techniques appears in the Statement of Additional Information.

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Shareholder Manual

Investment Adviser ■ Southeastern Asset Management, Inc. (“Southeastern”) is the Funds’ investment adviser. Formed in 1975, the firm has over 50 years of experience managing securities portfolios for institutional investors and individuals. Located at 5100 Poplar Avenue, Suite 2450, Memphis, Tennessee 38137.

Code of Ethics ■ To align our interests with those of Longleaf shareholders and other Southeastern clients and to mitigate conflicts of interest, our Code of Ethics requires all employees to limit their investments in publicly offered equity securities to the Funds, accounts and private funds advised by Southeastern, unless granted an exception for other securities transactions.

Employees must report their personal securities transactions quarterly. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics annually, and Trustees must obtain clearance before making purchases of publicly offered equity securities to avoid conflicts of interest. The Code of Ethics also prohibits market timing and selective disclosure of portfolio holdings.

Disclosure of Portfolio Holdings ■ The Funds’ policies and procedures related to disclosing Fund portfolio securities are included in the Statement of Additional Information, which is available without charge upon request by calling (800) 445-9469 or by visiting our website southeasternasset.com.

Management Services ■ Southeastern manages the securities portfolios of the three Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator, working with and overseeing sub-administrator Ultimus Fund Solutions LLC, to provide administrative, business, legal and compliance services. The Funds are responsible for payment of all direct operating expenses, such as custodian and transfer agent fees, Trustees’ fees, professional fees of outside lawyers and accounting firms, registration fees, trade association dues, printing, postage, insurance premiums, costs of outside pricing vendors, and the costs of computer programs dedicated to Fund operations.

Advisory and Administration Fees ■ The Funds paid Southeastern the following annual fees as a percentage of average net assets for the services rendered:

Fund	Investment Counsel Fee		Administration Fee
	Stated Fee	Actual 2025 Fee	Actual 2025 Fee
Partners Fund*	1.00% on first $400 million in average net assets; 0.75% on balance	0.70%	0.03%
Small-Cap Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.82%	0.03%
Global Fund*	1.00% on first $400 million in average net assets; 0.75% on balance	0.93%	0.03%

*	Southeastern has agreed to waive fees and/or reimburse expenses so that the Partners Fund, Small-Cap Fund, and Global Fund Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% (Partners), 0.95% (Small-Cap), and 0.95% (Global) of average net assets on an annualized basis. These agreements are in effect through at least April 30, 2027 and may not be terminated before this date without Board approval.

A discussion of factors considered by the Board of Trustees in electing to renew the Investment Counsel Agreement with Southeastern is contained in Longleaf’s Annual Financial Statement for the period ended December 31, 2025.

Portfolio Managers ■ The individuals identified as portfolio managers are senior members of Southeastern’s research team, which is responsible for stock selection. The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and each manager’s Fund ownership.

While certain portfolio managers and analysts have a geographic focus, each is a generalist, charged with generating ideas for any portfolio in any industry or country. Once an investment idea is generated, it faces the scrutiny of the full research team, and must qualify under Southeastern’s strict investment criteria before it may be implemented for a Fund. This team approach reinforces Southeastern’s disciplines, as each team member participates in the analysis and evaluation of every analyst’s ideas.

To monitor individual client guidelines, regulatory requirements, cash movements, and progress regarding purchases and sales of securities, Southeastern’s operating departments participate in the investment implementation process.

Fund Operations  ■  Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all three Funds. 80% of the Trustees are independent of and not affiliated with Southeastern. The investment and administrative functions for each Fund are performed or supervised by the officers and employees of Southeastern under investment

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advisory and fund administration agreements with each of the Funds. Information on employment experience and educational backgrounds of the Funds’ Trustees appears in the Statement of Additional Information.

Portfolio Managers

(Southeastern title, tenure)

O. Mason Hawkins

(Chairman,
Southeastern since 1975)

Co-Portfolio Manager of all Funds

Ross Glotzbach

(Chief Executive Officer
and Head of Research, Southeastern since 2004)

Co-Portfolio Manager of all Funds

General Information

Funds Closed to New Investors ■ From time to time we may close a Fund to protect the interests of existing shareholders. The Funds are generally not for offer or sale in jurisdictions outside the United States.

Minimum Initial Investment ■ The minimum initial investment for each account is $10,000. Exceptions to the investment minimum are outlined below. Other than our $100 minimum for automatic monthly investment plans, there is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect other shareholders.

Exceptions To Investment Minimum And Closed Funds

Prior Approval for Exceptions ■ Approval for exceptions must be obtained by calling Southeastern at (901) 761-2474 prior to making your investment. We reserve the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Exceptions to $10,000 Investment Minimum ■ The following investors may open a new account in any open Fund with an initial investment of less than $10,000:

●	Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open one or more accounts in the same Fund for a $5,000 initial investment.

●	Employees of Southeastern and their family members and Longleaf service providers may open new accounts with a $1,000 initial investment.

●	Individual financial advisors and consultants whose clients aggregate over $10,000 in any Fund may add new clients below the minimum in that Fund.

●	Institutions and affiliates of institutions having a strategic investment advisory relationship with Southeastern may open client accounts below the minimum.

Closed Fund Exceptions ■ The following investors may open new accounts in a closed Fund for an initial investment of $10,000 if approved by Southeastern:

●	Existing shareholders in a closed Fund and their spouse or minor child may open accounts in the same Fund.

●	Individual financial advisors and consultants who have maintained accounts in a closed Fund since its closing date may add new clients to that Fund.

●	Institutions and affiliates of institutions having a strategic investment advisory relationship with Southeastern.

●	Employees of Southeastern and their family members and Longleaf service providers may open new accounts.

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Transfer Agent ■  Ultimus Fund Solutions, LLC , handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account to:

via Regular Mail	or Overnight Mail
Longleaf Partners Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Longleaf Partners Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

Account Access Information ■ You may obtain personal account information through the Funds’ website, southeasternasset.com, or by calling our shareholder services associates at (800) 445-9469.

Market Timing and Short-term Trading ■ The Funds are intended for long-term investors and do not knowingly permit short-term trading or market-timing. Frequent trading into or out of a Fund may harm performance by disrupting portfolio management strategies, by increasing expenses, or by diluting the value of fund shares held by long-term shareholders. If you engage in short-term trading of shares (whether held directly or through an intermediary), Longleaf may suspend or terminate your ability to make further purchases.

The Funds’ Trustees have established procedures to monitor trading regularly and to use fair value pricing. Longleaf, in its sole discretion, may consider it a violation of the excessive trading policy if you sell shares within 30 days of a purchase or enter into a series of transactions indicative of an excessive trading pattern. In such instances, the Funds may temporarily or permanently bar your future purchases in that Fund or all the Funds. A shareholder’s history in any Fund, including other accounts under common ownership or control, may determine whether the Fund will stop the shareholder’s purchases.

Pursuant to SEC Rule 22c-2, the Funds have made contractual arrangements with intermediaries, that hold multiple sub-accounts in a single omnibus Longleaf account, to require cooperation to help stop frequent trading, but frequent trading may still occur in these accounts. Longleaf will work with intermediaries to stop frequent trading, and reserves the right to impose restrictions on individual traders or on the entire omnibus account if an intermediary is not effective in policing timing activity.

The Funds’ Trustees may choose to impose a redemption fee (payable to the Funds) to deter short-term speculators and market timers. Shareholders would receive advance notice and a supplement to this Prospectus before imposition of a redemption fee.

Fair Value Pricing ■ The Board of Trustees has approved procedures to fair value each Fund’s securities when market prices are not “readily available” or are unreliable (see How Fund Shares are Priced). With respect to a Fund’s investments that do not have readily available market quotations, the Fund’s Trustees have designated Southeastern as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. For example, a Fund may fair value a security when a security is de-listed or its trading is halted; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during U.S. market hours; or when a security’s value is materially affected by company news or any other events occurring after the close of the security’s primary trading market.

By fair valuing securities, each Fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the fund’s shares, and tries to ensure that the Fund prices are fair and do not dilute or harm shareholders. Each Fund makes fair value determinations in good faith in accordance with the Fund’s valuation procedures, but the fair value may be higher or lower than the value a Fund would have received if it had sold the security.

Anti-Money Laundering Regulations ■ As part of the Funds’ legal responsibility for the prevention of money laundering, Southeastern and the Funds’ service providers require a detailed verification of the identity of shareholders and individuals with authority or control over an account opened by entities such as corporations, partnerships, and trusts.

Prior to an account being opened, the Funds must have certain information such as name, street address, date of birth, and U.S. taxpayer identification number (the “Identifying Information”). In the case of an account opened by an entity, we also require copies of certain organizational documents.

No purchase will be allowed until the Identifying Information or required documentation has been received. When the information or documentation has been supplied and the application is in good order, the Funds will verify the shareholder’s identity. If the Funds cannot verify identity, they will disallow additional purchases and may close the account. If the account is closed, the shareholder will receive proceeds based on the next calculated net asset value of the Fund(s). The Funds, by written notice to a shareholder, may suspend the payment of withdrawal proceeds if necessary to comply with applicable anti-money laundering regulations. The Funds will share the identity of shareholders with federal regulators and report a failure to verify identity in

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accordance with applicable law. The Funds, Southeastern, and the Funds’ service providers reserve the right to implement additional policies and procedures to detect and prevent money laundering.

Privacy of Personal Information

The Longleaf Partners Funds collect nonpublic personal information about our shareholders from the following sources:

●	Information on forms, such as name, address, age, and social security number; and

●	Information about Longleaf transactions, such as purchase and redemption activity and account balances.

We restrict access to nonpublic personal information to service providers involved in administering and servicing Longleaf accounts. Otherwise, we do not disclose nonpublic personal information about our present or former shareholders to third parties, except as permitted by law. We and our service providers maintain physical, electronic and procedural safeguards in accord with federal regulations to protect the nonpublic personal information of Longleaf shareholders.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your information would be shared with non-affiliated third parties.

How To Open A New Account

Initial Purchase Methods: To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (ACH), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail	or Overnight Mail
Longleaf Partners Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Longleaf Partners Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares of the respective Funds. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. fund for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to “Longleaf Partners Funds”. Indicate on account application and check the amount to be invested in each Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders.

Unacceptable Forms of Payment: The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

Redemptions of shares of the Funds purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Returned Check/NSF Fee: If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or its Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Customer Identification Program (CIP) and Anti-Money Laundering (AML) Disclosure

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable.

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What this means for you: When you open an account, the Fund and/or its agents (including the Transfer Agent) will request your name, residential or business street address, date of birth (for individuals), and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow the Fund to identify you. For legal entities, the Fund may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Fund may also request to see a driver’s license, passport, or other identifying documents. The Fund may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

Verification Process: The Fund and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or

●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated net asset value (“NAV”) following the closure (or as otherwise permitted by applicable law). To the extent permitted by applicable law, the Fund, the Transfer Agent, and their respective affiliates and agents will not be liable for any loss, including market fluctuations, resulting from delays, restrictions, or account closures related to this verification process.

Purchase by Wire: If you wish to invest in a Fund by wire, please call the Fund at [(800) 445-9469 to obtain detailed wiring instructions and to notify the Fund that a wire transfer will be sent. The Fund will generally credit investments made by wire on the business day the funds are received by the Fund’s designated bank, provided they are received prior to the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m. Eastern Time). Your bank may charge a fee for same-day wire transfers. The Fund is not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

Automated Clearing House (ACH) Purchases: Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH: ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements: The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Right to Reject / Good Order: The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

Payment for Shares and Good Funds Policy: The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

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If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

Automatic Investment Plan (“AIP”): Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is a $100 minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Electronic Services and Online Account Transactions: The Fund, through its transfer agent (the “Transfer Agent”), may make available to shareholders certain electronic services and online account access (collectively, “Online Services”) through its website (the “Website”). These Online Services may include, but are not limited to, the ability to establish certain eligible new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

1. Eligibility for Online Account Establishment

Certain eligible investors may open new accounts online. To qualify, you must:

●	Be a U.S. person of legal age with a valid U.S. mailing address;

●	Provide a permanent U.S. street address (P.O. boxes are generally not accepted for identity verification purposes, although they may be used for mailing); and

●	Provide a valid Social Security Number or Taxpayer Identification Number.

The online account establishment process also includes the option to consent to the electronic delivery of Fund documents. Paper delivery is the default method unless you affirmatively elect electronic delivery. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online account opening and must be established by submitting a completed application by mail. Use of the Online Services is subject to your acceptance of the applicable online user agreement, which may be amended from time to time.

2. Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be required to provide your name, address, date of birth, and other identifying information. You may also be asked to provide a copy of your driver’s license or other identifying documents. If your identity cannot be verified as required by law, the Fund reserves the right to reject your application, restrict transactions, or close your account.

3. Online Transactions

All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (“NAV”) determined for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time). Requests received after this time will receive the next business day’s NAV.

●	Purchases. Initial and subsequent purchases may be made online via the Automated Clearing House (“ACH”) network. Please note that proceeds from the redemption of shares recently purchased by ACH may be delayed for up to 10 business days to ensure that the purchase has cleared.

●	Redemptions. For risk management purposes, online redemptions are generally limited to $100,000 per account per day. This limit may be lower if the Fund requires a Medallion Signature Guarantee (“MSG”) at a threshold below this amount, in which case the most restrictive limit will apply. All redemption requests exceeding the applicable online limit must be submitted in writing and must include a valid MSG if required.

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4. Limitation of Liability

Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) do not guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, system maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). To the extent permitted by applicable law, neither the Fund, the Transfer Agent, the Fund’s distributor, nor their respective affiliates will be liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

See “How to Purchase Shares,” “How to Exchange Shares,” and “How to Redeem Shares” for additional information regarding transaction requirements and other applicable restrictions.

Additional Investments: There is no minimum required for subsequent investments, unless you have requested automatic investment, for which the minimum is $100.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of the NYSE, generally 4:00 p.m. (Eastern Time), will be processed on that same day. Requests received after 4:00 p.m., or the close of the NYSE if earlier, will be processed on the next business day the Fund is open.

Purchase Requests in Good Order: A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Individual Retirement Accounts: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at (800) 445-9469 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

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For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

How To Redeem Shares

You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. To allow the Fund to plan for large redemptions in an orderly manner, we request that you notify us of anticipated redemptions of $1,000,000 or more at least 5 business days before the formal redemption request. We must have received a completed and signed account application or W-9 form before releasing redemption proceeds.

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. The Funds typically expect to pay redemption proceeds as follows: for proceeds by wire or through an intermediary, the Funds expect to settle and transfer the proceeds to the intermediary or a shareholder’s account on the next business day following the receipt of a redemption request that is in proper form. The Funds nevertheless reserve the right to pay redemption proceeds within up to seven days, as permitted by law.

Under normal market conditions, the Funds generally expect to meet redemption requests by using holdings of cash or cash equivalents. The Funds maintain cash reserves and Southeastern may increase or decrease cash reserves in anticipation of redemption activity. Under stressed market conditions, the Funds may be forced to sell securities in order to meet redemption requests, which may result in a Fund selling such securities at an inopportune time and/or for a price lower than the Fund would expect to receive under normal market conditions. While the Funds do not generally use redemptions in kind, the Funds reserve the right to use redemptions in kind to manage the impact of large redemptions. See “Payment of Redemptions Exceeding $250,000” below for additional information.

Redemption Proceeds: Redemption proceeds are typically sent on the next business day after a request is received in good order. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or via Automated Clearing House (ACH) until the payment has cleared, which may take up to 10 business days (or longer, if necessary). Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemptions By Letter: The following information must be included in a redemption request:

●	Your account number;

●	The name of the Fund;

●	The amount of the redemption, specified in either dollars or shares;

●	The signatures of all owners, exactly as they are registered on the account;

●	Medallion Signature Guarantees are required under certain circumstances. In addition, your Medallion Signature Guarantees must have the appropriate “prefix” covering the amount of your redemption request. Please see below for additional information regarding Medallion Signature Guarantees. If your Medallion Signature Guarantee is not in good order, your transaction will be rejected;

●	Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.

Please call our transfer agent at (800) 445-9469 if you have questions about these requirements.

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You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption and the required documentation to:

via Regular Mail	or Overnight Mail
Longleaf Partners Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Longleaf Partners Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

Distributions and transfers from IRA accounts are subject to additional requirements. Please obtain our “Retirement Account Distribution Form,” “IRA Transfer & Conversion Form,” or consult your tax advisor when redeeming from your retirement account.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts): Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Redemption and Exchanges By Telephone: The telephone redemption and exchange privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call (800) 445-9469. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem and exchange shares up to $100,000 per Fund over the telephone.

Telephone Transactions: You may purchase, exchange, or redeem Fund shares by calling (800) 445-9469. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

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Wire Fee: A fee of $15.00 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

Daily Online Transactions: You can open a new account at southeasternasset.com. In order to complete an online purchase, you will need to provide electronic bank transfer instructions and certain identification information. There is a limit of $100,000 per day for online purchase transactions through our website. Certain account types are not available for online account access. Once you have opened an account, the Fund’s website, southeasternasset.com, can be used to make redemptions and exchanges. Choose “Account Log In” and follow the instructions. Redemptions will be paid only by check, wire, or ACH transfer and only to the address or bank account of record. Only bank accounts held at US financial institutions that are ACH members can be used for online transactions. Online transactions are subject to the same minimums, maximums, and investment restrictions as other transaction methods. Daily online redemptions and exchanges are limited to $100,000 per Fund.

When you buy or sell shares over the Internet, you agree that the Longleaf Partners Funds are not liable for following instructions believed to be genuine. The Funds use certain procedures to confirm that your instructions are genuine.

Systematic Withdrawal Plan (“SWP”): Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Payment for Shares and Good Funds Policy: The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

When Redemptions are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption price may be more or less than the shares’ original cost. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be processed until the check for your purchase has cleared.

Redemption Requests in Good Order: A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

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Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements: To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Account Changes ■ You may change the address on your account by calling us at (800) 445-9469 or accessing your account information at southeasternasset.com, or sending a written request to our transfer agent. Other changes to your account registration or account privileges must be made in writing.

Account Statements and Transaction Confirmations ■ You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

You will also receive tax documentation as required by the IRS. We publish quarterly, semi-annual and audited annual reports containing information on each Fund’s portfolio of investments, generally 45 days after the end of each quarter.

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If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a balance statement at the end of each calendar quarter. Please review your statement for accuracy and report any discrepancies to our transfer agent promptly. You will also receive tax documentation as required by the IRS. We publish quarterly, semi-annual and audited annual reports containing information on each Fund’s portfolio of investments, generally 45 days after the end of each quarter.

Important Notice Regarding Delivery of Shareholder Documents ■ When the Funds send financial reports, prospectuses and other materials we reduce expenses by sending one copy to shareholders with the same address. Should you wish to receive individual copies of materials, please contact us at (800) 445-9469. You will begin receiving individual copies within 30 days. If you do not want to receive your quarterly statement, reports, prospectus or transaction confirmations by regular mail, you may elect the electronic delivery option by accessing your account at southeasternasset.com.

Purchases and Redemptions Through Brokerage Firms and Other Authorized Intermediaries ■ You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. Some firms charge transaction fees for their services. If you invest through an authorized firm, you must follow that firm’s procedures for buying and selling shares. If a particular firm allows you to invest below Longleaf’s minimum, and you subsequently decide to hold directly with Longleaf, you must bring your account up to Longleaf’s $10,000 minimum, or you may be forced to redeem your shares. The firm may designate other organizations to receive purchase and redemption orders on behalf of their clients. If the firm submits trades to the Fund, or its designee, in accordance with the trading agreement, the Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after Fund’s acceptance. A broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution related payment in connection with the transaction. The firm or other authorized institution has the responsibility of sending prospectuses, financial reports, statements, and tax forms to its customers.

Broker/Dealer and Institutional Investments ■ Upon execution of formal trading agreements, the Funds will accept trade orders from members of the Financial Industry Regulatory Authority (FINRA) or other institutional investors. The Funds offer telephone and automated trading through our transfer agent. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact Southeastern at (901) 761-2474 to obtain more information about these trading options.

Full payment for all purchases must be received within one day of the trade date. The entity initiating the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interests.

Payment of Redemptions Exceeding $250,000 ■ The Longleaf Partners Funds have made an election to pay in cash the first $250,000 of any shareholder’s redemptions during any 90 day period. For omnibus accounts of brokers, this commitment applies to each separate shareholder rather than to the omnibus account as a whole. As allowed by Rule 18f-1, we reserve the right to pay the balance of any redemptions exceeding $250,000 by distributing portfolio securities rather than cash. We may elect to exercise this right for any reason. If securities in lieu of cash are distributed to you, you will need a brokerage account in which to receive the securities, you will incur brokerage commissions when selling the securities, and the securities will be subject to prevailing market prices at the time of sale.

How Fund Shares Are Priced

The price at which you buy or sell your Fund shares is their net asset value or “NAV.” NAV is calculated by dividing the total value of a Fund’s assets less its liabilities by the number of shares outstanding. NAV is determined once a day, at the time as of which the New York Stock Exchange establishes official closing prices (usually at 4:00 p.m. Eastern time) on days the Exchange is open. The Exchange is closed for specified national holidays and on weekends.

The values of the Funds’ investments are based on their fair values. Securities listed or traded on a securities exchange (U.S. or non-U.S.), on the NASDAQ national market, or on any representative quotation system providing same day publication of actual prices are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price. In the case of bonds and other fixed income securities, valuations may be furnished by a pricing source/service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair value of such securities. With respect to a Fund’s investments that do not have readily available market quotations, the Fund’s Trustees have designated Southeastern as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Portfolio securities are valued as determined in good faith under policies and procedures approved by the Funds’ Trustees.

In determining fair value, Southeastern considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically.

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Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Non-U.S. securities are usually priced at the latest market close in the non-U.S. market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the non-U.S. market and normal pricing at the close of the New York Stock Exchange, the non-U.S. securities may be priced at fair value as determined under policies and procedures established by the Board of Trustees, consistent with any regulatory guidelines.

Because the Funds are closed on days that non-U.S. markets may be open, the prices of non-U.S. holdings may change on days when investors do not have access to the Funds.

The Statement of Additional Information, which is a separate document, contains more information on pricing portfolio securities.

Dividends and Distributions

We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by satisfying the Internal Revenue Code diversification standards and by distributing to shareholders essentially all investment income and realized capital gains. The Funds’ investment income, comprised primarily of dividends on portfolio securities and interest from cash equivalents or bonds, is usually distributed in mid to late December. Realized capital gains for the 12 months ended October 31 are usually distributed in mid to late December. Your income dividends and capital gains distributions will be reinvested in additional shares of the Funds unless you chose to receive them in cash. If you make an investment before a dividend is declared, you will be taxed on the full dividend in the same manner as shareholders who have owned shares throughout the year. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).

We discourage redemptions to avoid taxable distributions. This practice can disrupt a Fund’s investment strategy and places a greater portion of a Fund’s tax burden on remaining shareholders. To the extent we identify this type of activity, we may place your account on “sell only” status and disallow future purchases. The identification of such trading activity involves judgments that are inherently subjective and our efforts to discourage this behavior cannot eliminate the possibility that the trading activity will occur.

Dividends and capital gains paid in cash can only be sent to your address of record or to existing bank instructions on your account. You may choose to change your election to have your distributions paid in cash or reinvested by calling us at (800) 445-9469.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment: If you elect to receive your dividend and capital gain distributions via check, ACH, or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment.

Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1. Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2. Dividends and capital gain distributions checks are not cashed within 180 days; or

3. Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

/	31

Taxes

This tax information is general and refers to current federal income tax provisions. These provisions may change. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.

Taxes on Income Dividends and Capital Gains Distributions ■ Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even though such dividends and distributions may represent economically a return of your investment and even if you reinvest your distribution in additional shares of the Funds. Such dividends and distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either (i) unrealized, or (ii) realized but not distributed. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid). Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate, except that “qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates. Distributions of net realized long-term capital gains from securities held by the Funds for more than one year are taxed at your applicable capital gains rate. IRS Form 1099-DIV, mailed to you after December 31, will report the federal tax category of these distributions.

Taxes on Sales of Fund Shares ■ If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may realize a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for more than one year, and is short-term for shares held one year or less. You are responsible for reporting and paying any federal or state taxes which may be due.

Cost Basis Reporting ■ The Funds are required to report to the IRS and furnish to their shareholders “cost basis” information for Fund shares acquired on or after January 1, 2012 (“covered shares”) and sold on or after that date. Cost basis records for non-covered shares or shares purchased prior to January 1, 2012 were maintained using ACSC (Average Cost) and will not be reported to the IRS. These requirements do not apply to investments through tax-deferred accounts, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

The Funds’ default cost basis methodology will be FIFO (First In, First Out). If you and your financial or tax advisor determine another method to be more beneficial to your situation, you are able to change your default setting to another IRS-accepted cost basis method via the Funds’ website, southeasternasset.com, or by notifying the Funds’ transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Withholding ■ Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on Form W-9, which may be requested from our transfer agent.

Non-U.S. Taxes ■ A Fund’s investments in non-U.S. securities may be subject to non-U.S. taxes, which can decrease the Fund’s return on those securities. If more than 50% of a Fund’s assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to elect to “pass through” to you non-U.S. taxes that it pays, such that you will be required to include your share of such taxes in income, and will generally be allowed to claim a credit or deduction in respect of such taxes for U.S. federal income tax purposes.

The Statement of Additional Information contains more information about tax issues relating to the Funds.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 2025 has been derived from financial statements audited by Cohen & Company, Ltd., the independent registered public accounting firm to the Funds, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The Funds’ financial highlights for the years ended December 31, 2023, and prior, were audited by other auditors.

The presentation is for a share outstanding throughout each year.

PARTNERS FUND

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value Beginning of Year	$24.32	$22.58	$18.26	$24.81	$21.73
Net Investment Income(a)	0.19	0.22	0.14	0.18	0.22
Net Realized and Unrealized Gain (Loss)	0.54	1.77	4.33	(5.91)	4.79
Total from Investment Operations	0.73	1.99	4.47	(5.73)	5.01
Distributions from Net Investment Income	(0.21)	(0.25)	(0.15)	(0.20)	(0.23)
Distributions from Net Realized Capital Gains	(2.64)	—	—	(0.62)	(1.70)
Total Distributions	(2.85)	(0.25)	(0.15)	(0.82)	(1.93)
Net Asset Value End of Year	$22.20	$24.32	$22.58	$18.26	$24.81
Total return	2.93%	8.80%	24.49%	(23.25)%	23.58%
Net Assets End of Year (thousands)	$1,101,328	$1,267,970	$1,369,014	$1,235,789	$1,802,205
Ratio of Expenses to Average Net Assets(b)	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.94%	0.68%	0.82%	0.86%
Portfolio Turnover Rate	65%	38%	43%	39%	35%

(a)	Computed using average shares outstanding throughout the year.

(b)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 were 0.93%, 0.97%, 1.05%, 1.03%, and 1.00%, respectively.

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SMALL-CAP FUND

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value Beginning of Year	$27.36	$24.97	$20.98	$26.30	$23.85
Net Investment Income(a)	0.07	0.19	0.11	0.20	0.16
Net Realized and Unrealized Gain (Loss)	2.00	2.23	4.11	(5.27)	2.51
Total from Investment Operations	2.07	2.42	4.22	(5.07)	2.67
Distributions from Net Investment Income	(0.31)	(0.03)	(0.23)	(0.25)	(0.22)
Return of Capital	(0.03)	—	—	—	—
Total Distributions	(0.34)	(0.03)	(0.23)	(0.25)	(0.22)
Net Asset Value End of Year	$29.09	$27.36	$24.97	$20.98	$26.30
Total return	7.56%	9.69%	20.15%	(19.27)%	11.18%
Net Assets End of Year (thousands)	$729,471	$690,069	$853,518	$1,179,044	$1,829,722
Ratio of Expenses to Average Net Assets(b)	0.95%	0.95%	0.95%	0.95%	0.96%
Ratio of Net Investment Income to Average Net Assets	0.24%	0.73%	0.50%	0.84%	0.61%
Portfolio Turnover Rate	59%	27%	24%	18%	33%

(a)	Computed using average shares outstanding throughout the year.

(b)	Expenses presented net of fee waiver. The Small-Cap Fund expense ratio before waiver for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 were 1.02%, 1.04%, 1.07%, 1.01%, and 0.97%, respectively.

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GLOBAL FUND

	Year Ended December 31,
	2025		2024	2023	2022	2021
Net Asset Value Beginning of Year	$13.15		$12.28	$10.04	$13.34	$13.26
Net Investment Income (Loss)(a)	0.06		0.49	(0.01)	0.04	0.09
Net Realized and Unrealized Gain (Loss)	2.13		0.80	2.27	(3.25)	0.94
Total from Investment Operations	2.19		1.29	2.26	(3.21)	1.03
Distributions from Net Investment Income	(0.37)		(0.42)	(0.02)	(0.01)	(0.07)
Distributions from Net Realized Capital Gains	(0.97)		—	—	(0.08)	(0.88)
Total Distributions	(1.34)		(0.42)	(0.02)	(0.09)	(0.95)
Net Asset Value End of Year	$14.00		$13.15	$12.28	$10.04	$13.34
Total return	16.72%		10.50%	22.48%	(24.15)%	8.20%
Net Assets End of Year (thousands)	$793,127		$249,625	$254,001	$225,399	$343,327
Ratio of Expenses to Average Net Assets(b)	1.07	%(c)	1.05%	1.13%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%		3.72%	(0.05)%	0.33%	0.59%
Portfolio Turnover Rate	70%		62%	43%	33%	48%

(a)	Computed using average shares outstanding throughout the year.

(b)	Expenses presented net of fee waiver. The Global Fund expense ratio before waiver for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 were 1.23%, 1.29%, 1.35%, 1.33%, and 1.31%, respectively.

(c)	Reorganization expenses not subject to expense waivers and/or reimbursement were 0.02%.

Investment Counsel

Southeastern Asset Management, Inc.

5100 Poplar Avenue, Suite 2450

Memphis, TN 38137

southeasternasset.com

Transfer Agent

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

Principal Underwriter

ALPS Distributors, Inc.

Denver, CO

Custodian

State Street Bank & Trust Company

Boston, MA

This Prospectus does not constitute an offering in any jurisdiction in which such offering would not be lawful.

You can find more information about the investment objectives and policies, the risks of investing, Fund operations and Longleaf’s Proxy Voting Policies and Procedures in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and you may request a free copy by visiting our website southeasternasset.com or calling (800) 445-9469.

Information about each Fund’s actual investments is available in each Fund’s Annual and Semi-Annual Reports to shareholders and in the annual and semi-annual financial statements in Form N-CSR. The Annual Report to shareholders includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements. To obtain a free copy of the latest annual or semi-annual financial statement, to request additional information, or to make shareholder inquiries, please visit our website southeasternasset.com or call (800) 445-9469.

The Securities and Exchange Commission maintains a website that contains the Funds’ periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and SAI, and other required filings. An investor may review these materials free of charge by accessing the SEC’s website at http://www.sec.gov.

A copy of these materials is also available, after paying a duplicating fee, by electronic request sent to publicinfo@sec.gov.

The Securities and Exchange Commission Investment Company Act File Number for the Longleaf Partners Funds is 811-4923.

Contents	May 1, 2026

Fund History	2
Investment Objectives and Policies	2
Classification of Investment Objectives and Restrictions	2
Fundamental Investment Restrictions	3
Non-Fundamental Investment Restrictions	5
Additional Information About Types of Investments and Investment Techniques	5
Repurchase Agreements	5
Warrants	5
Real Estate Investment Trusts	5
Futures Contracts	6
Options on Securities and Stock Indices	6
Foreign Currency Contracts	7
Lending of Portfolio Securities	8
Swaps	8
Short Sales	9
Convertible Securities	9
When-Issued, Delayed Delivery and Forward Commitment Transactions	11
Other Investment Companies	11
U.S. Government Securities	11
Fixed Income Securities	12
High Yield Securities	13
Special Purpose Acquisition Companies Risk	13
Loan Participations and Assignments	14
Master Limited Partnerships	14
Borrowing and Leverage	15
Proxy Voting	16
Portfolio Turnover	16
Disclosure of Portfolio Holdings	17
Board of Trustees	18
2025 Compensation Table	20
Ownership of Fund Shares by Trustees	21
Other Information Concerning the Boards of Trustees	22
Control Persons and Principal Holders of Securities	23
Investment Advisory Services	25
Fund Administration	25
Additional Information About Portfolio Managers	26
Other Service Providers	27
Allocation of Brokerage Commissions	28
Capital Stock and Indemnification Rights	29
Purchase, Redemption, and Pricing of Shares	30
Additional Tax Information	31
Investment Performance Information	34
Table of Bond and Preferred Stock Ratings	35
Financial Statements	36
Appendix A	A-1

This statement of additional information, dated May 1, 2026 is not a prospectus. It should be read in conjunction with the prospectus of Longleaf Partners Funds Trust, dated May 1, 2026, the Funds’ audited financial statements and related report of the Funds’ independent registered public accounting firm contained in the Funds’ Annual Financial Statement may be incorporated by reference to the Funds’ SEC Filings, including the Annual Financial Statement to Shareholders at December 31, 2025, which is incorporated herein by reference. The Funds’ prospectus and Annual Reports may be obtained free by calling (800) 445-9469.

Managed by

Southeastern Asset Management, Inc.

5100 Poplar Avenue; Suite 2450

Memphis, TN 38137

(800) 445-9469 ■ southeasternasset.com

2   ■   Longleaf Partners Funds Trust

Fund History

Organization ■ Longleaf Partners Funds Trust (the “Trust”) was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its existing series or Funds and the dates of their initial public offerings are as follows:

●	Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) ■ Initial public offering – April 8, 1987.

●	Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994) ■ Initial public offering – February 21, 1989.

●	Longleaf Partners Global Fund ■ Initial public offering – December 27, 2012.

The Prospectus and this Statement of Additional Information (SAI) do not purport to create any contractual obligations between the Trust or the Funds and their respective beneficial owners. Further, beneficial owners are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Funds’ investment adviser or other parties who provide services to the Funds.

Significance of Fund Names ■ The name “Longleaf,” derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word “Partners.” In selecting portfolio investments, Southeastern Asset Management, Inc. (“Southeastern”), the Funds’ Investment Counsel, seeks corporate managers who we believe would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term “partners” with management of the companies in the portfolios. Correspondingly, Southeastern’s employees and relatives are major investors in the Funds. Management considers itself a “partner” with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as “partners” with Fund management.

Investment Objectives and Policies

The Trust is an open-end, management investment company with three series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies of each Fund are as follows:

Longleaf Partners Fund

Investment Objective ■ Long-term capital growth. Investment Policy ■ Invests primarily in equity securities of mid and large-cap companies.

Longleaf Partners Small-Cap Fund

Investment Objective ■ Long-term capital growth. Investment Policy ■ The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of companies whose market capitalizations at the time of purchase are considered small cap.

Longleaf Partners Global Fund

Investment Objective ■ Long-term capital growth through investment primarily in equity securities of U.S. as well as non-U.S. companies. Investment Policy ■ Under normal market conditions, invests at least 40% of total assets in equity securities of non-U.S. companies or at least 30% if foreign markets are not favorable.

Classification of Investment Objectives and Restrictions

The Funds have adopted certain investment objectives and restrictions as “fundamental.” Those investment objectives and restrictions cannot be changed without approval of a majority of the outstanding voting securities, meaning the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners and Small-Cap Funds are fundamental. The investment objective of the Global Fund is non-fundamental. The investment policies of all of the Funds, shown in the prior section, are not fundamental. In addition, as described in more detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

Shareholders of the Small-Cap Fund will be provided with at least 60 days prior written notice of any change to the Investment Policy set forth above. The

Statement Of Additional Information   ■   3

Board of Trustees may, however, change the definition of small cap without prior notice if it concludes such a change is appropriate. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Dow Jones Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. The restriction on investing in illiquid investments is monitored on an ongoing basis.

Fundamental Investment Restrictions

Non-Diversification ■ The Funds are all classified as “non-diversified” under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

Internal Revenue Code Diversification Standards ■ The Partners Fund and the Small-Cap Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The Global Fund expects to apply these diversification standards but have not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two “baskets” or groups of holdings – a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. Within the diversified basket, consisting of at least 50% of a Fund’s total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by other registered investment companies or the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other registered investment companies), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls (as defined by the Internal Revenue Code) and which are engaged in the same, similar, or related trades or businesses.

Industry Concentration ■ The Partners Fund and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

Other Investment Restrictions ■ The Funds have adopted other investment restrictions designated as fundamental, which cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners and Small-Cap Funds are identical.

Fundamental Investment Restrictions for Partners and Small-Cap Funds

Except as specifically authorized, the Partners Fund and the Small-Cap Fund each may not:

●	Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. The Funds do not currently intend to enter reverse repurchase agreements, which would be viewed as borrowing.

●	Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

●	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

●	Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4   ■   Longleaf Partners Funds Trust

●	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

●	Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements (without limit), and by the purchase of debt securities, all in accordance with its investment policies.

Fundamental Investment Restrictions for the Global Fund

The Global Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

●	Industry Concentration. The Fund will not purchase any security which would cause the Funds to concentrate investments in the securities of issuers primarily engaged in any one industry except as permitted by the Securities and Exchange Commission.

Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets in securities of companies in any single industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

●	Senior Securities. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation under the Act.

Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a non-U.S. currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid investments having a value at least equal to the future obligations.

●	Borrowing. The Fund may not borrow money, except as permitted by applicable law.

Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings (and then only up to 33⅓% of its assets, as described above) or, to the extent permitted by the Fund’s investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund does not currently intend to enter reverse repurchase agreements, which would be viewed as borrowing.

●	Underwriting. The Fund may not act as an underwriter of securities issued by others, except insofar as the Fund may be deemed an underwriter in connection with the disposition of portfolio securities.

Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or “restricted” form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

●	Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this restriction shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures

Statement Of Additional Information   ■   5

contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund’s exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

●	Lending. The Fund may not make loans to other persons except through the lending of securities held by it as permitted by applicable law (up to ⅓ of net assets), through the use of repurchase agreements (without limit), and by the purchase of debt securities, all in accordance with its investment policies.

●	Real Estate. The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Non-Fundamental Investment Restrictions

The Funds have adopted the following non-fundamental investment restriction, which may be changed at the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

●	Hold “illiquid” investments, including repurchase agreements maturing in more than seven days, in excess of 15% of the Fund’s net assets. The Funds generally do not consider securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be illiquid.

Funds not Regulated by the CFTC

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC) on behalf of each Fund, neither Southeastern nor any Longleaf Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act. Therefore, each Fund is excluded from registration and regulation under the Commodity Exchange Act, and Southeastern is not deemed to be a “commodity pool operator” with respect to its services as investment counsel. If a Fund were no longer able to claim the exclusion, Southeastern would be required to register as a “commodity pool operator,” and the Funds and Southeastern would be subject to regulation under the Commodity Exchange Act.

Additional Information About Types of Investments and Investment Techniques

Repurchase Agreements  ■ An acceptable investment for cash reserves, a repurchase agreement is an instrument under which a Fund purchases securities issued by the U.S. Government or its agencies or other securities from a vendor or counterparty with an agreement by the counterparty to repurchase the security at the same price, plus interest, at a specified rate. The security is held by the Fund as collateral for the repurchase obligation. Under certain circumstances, repurchase agreements may be viewed as loans. Repurchase agreements for Treasury securities may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government or agency securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, Southeastern as Investment Counsel will evaluate and monitor the credit worthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants  ■ Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts  ■ REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the

6   ■   Longleaf Partners Funds Trust

characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts  ■ Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid investments equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian or, in the alternative, with a futures commission merchant (FCM) in such amount is required to meet initial margin requirements. If the value of the Fund’s position declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the Fund’s position increases, the FCM will be required to make additional “variation margin” payments to the Fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. When writing a futures contract, the Fund will maintain with the custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices  ■ The Funds may write or purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Funds may write a call or put option where they (i) own or are short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) do not own or are not short such security (sometimes referred to as a “naked option”).

However, the Funds may write a call or put option only if the option meets the coverage requirements of Section 18 of the Investment Company Act of 1940 and the rules thereunder, as further interpreted by the Securities and Exchange Commission. Pursuant to these requirements, a call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid investments or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price

Statement Of Additional Information   ■   7

of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts  ■ As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on non-U.S. currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts (“forward contracts”) to seek to minimize the exposure from a change in the relationship between the U.S. dollar and non-U.S. currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid investments sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the non-U.S. currency exposure risk to the full extent of its investment in non-U.S. securities, but there is no requirement that all non-U.S. securities be hedged against non-U.S. currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and non-U.S. currencies or, considered separately, may produce a loss.

8   ■   Longleaf Partners Funds Trust

A Fund may purchase and write put and call options on non-U.S. currencies for the purpose of protecting against declines in the dollar value of non-U.S. portfolio securities and against increases in the dollar cost of non-U.S. securities to be acquired. As with other kinds of options, however, the writing of an option on non-U.S. currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on non-U.S. currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of non-U.S. currencies (“foreign currency futures”). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities  ■ The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution, as well as income available to the Funds. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern. While voting rights may pass with the securities on loan, the Funds’ Trustees maintain a fiduciary duty to recall such securities in the event of a vote material to the investment, and any agreement to lend the Funds’ securities will permit the exercise of such a recall.

Swaps  ■ The Funds may enter into swaps involving interests in securities, indexes, currencies, and other market factors in amounts deemed appropriate by the Funds’ Trustees. Most swap agreements are currently traded over-the-counter. Other types of swaps are traded on an exchange and subject to central clearing. In a standard over-the-counter swap transaction, two parties agree to exchange the returns (or differences in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations or volatility in other market factors, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. These transactions may also be used to obtain long or short exposure to the performance of a security or issuer without direct purchases or short sales.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event with respect to a reference issuer or asset. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets, or an index of issuers or assets, each known as the “reference entity” or “underlying asset.” A Fund may act as either the buyer or seller of a credit default swap. A Fund may enter into an unhedged credit default swap, in which it buys credit default protection on a reference entity without owning the underlying asset or assets issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, leveraging, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if the credit of the reference entity or underlying asset deteriorates and a credit event occurs. If a Fund is the credit default protection buyer, the Fund will

Statement Of Additional Information   ■   9

be required to pay premiums to the credit default protection seller and bears the risk that the investment might expire worthless if the credit event does not occur. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset to an extent by the premium payments the Fund receives as the seller of credit default protection.

A Fund will segregate liquid assets in an amount sufficient to cover the sum of its periodic payment obligations when it is the buyer of a credit default swap. In cases where a Fund is a seller, the Fund will segregate liquid assets sufficient to cover its obligation upon a credit event.

Swaps have risks associated with them, including illiquidity and the risk that the use of a swap could result in losses greater then if the swap had not been employed. If a Fund sells a credit default swap, it effectively adds leverage to its portfolio and will be subject to leveraging risk because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. In addition, if the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit counterparty risk, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC has also investigated allegations of price manipulation in certain commodity markets.

Derivatives markets have been subject to increased regulation over recent years. The SEC adopted Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain investment companies (the “Derivatives Rule”). A Fund’s compliance with the Derivatives Rule applicable to the Fund’s use of derivatives may limit the ability of the Fund to use derivatives as part of its investment strategy. As required by the Derivatives Rule, to the extent the Fund uses derivatives in more than a limited manner, the Fund will have adopted a derivatives risk management program, appointed a derivatives risk manager and complied with an outer limit on fund leverage risk based on value at risk, or “VaR”. In contrast, to the extent the Fund uses derivatives only in a limited manner, as required by the Derivatives Rule, it will have been deemed a limited derivatives user and will have adopted and implemented written policies and procedures reasonably designed to manage the Fund’s derivatives risks.

Short Sales  ■ The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities, but generally will do so only for hedging purposes. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. When a portfolio company has a subsidiary which is partially publicly held, a short sale of the subsidiary’s shares can be used as a partial hedge to protect the value of the portfolio holding. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

Convertible Securities  ■ Convertible securities are generally bonds, debentures, notes, preferred stocks

10   ■   Longleaf Partners Funds Trust

or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to

Statement Of Additional Information   ■   11

equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the convertible note.

When-Issued, Delayed Delivery and Forward Commitment Transactions  ■ A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will either (i) segregate until the settlement date assets determined to be liquid in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enter into an offsetting contract for the forward sale of securities of equal value that it owns. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Other Investment Companies  ■ The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when portfolio management believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some non-U.S. countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

U.S. Government Securities  ■ U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are

12   ■   Longleaf Partners Funds Trust

supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks.

Since 2008, FNMA and FHLMC have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on FNMA and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of FNMA or FHLMC securities, which could cause losses to a Fund.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June

30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Manager or Subadvisor will monitor developments in the Treasury repo transactions market as the implementation period progresses.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Fixed Income Securities  ■ The market for fixed-income securities has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has declined. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility, including, war, military conflict, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, increased government spending, social unrest, natural disasters, epidemic outbreaks or the threat of terrorist activity. Fixed Income securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A Fund could lose money on an investment in a fixed income security if the issuer or guarantor of the security is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling,

Statement Of Additional Information   ■   13

to make timely principal and/or interest payments, or to otherwise honor its obligations.

Fixed income securities are also subject to interest rate risk, which is the risk that they will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. The risks associated with rising interest rates are heightened in a low interest rate environment. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on a Funds’ investments and the markets where it trades.

High Yield Securities  ■ The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the portfolio management to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included “Table of Bond and Preferred Stock Ratings” below. Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of portfolio management, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Special Purpose Acquisition Companies Risk  ■ A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose

14   ■   Longleaf Partners Funds Trust

entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only with certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Loan Participations and Assignments  ■ The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

In certain circumstances, loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or arranger, lenders and purchasers of interests in loans, such as the Funds, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the loan agreement itself and common law fraud protections under applicable state law. In addition, the market for loan obligations may be subject to extended trade settlement periods (which may exceed seven (7) days). Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Master Limited Partnerships  ■ The Funds may invest in master limited partnerships (“MLPs”). MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability.

In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes, if applicable) on its taxable income.

Statement Of Additional Information   ■   15

The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

Borrowing and Leverage  ■ Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales of securities the Fund does not own, could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Operational and Cyber Security Risks

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. A Fund may face other disruptive events including, but are not limited to, natural disasters and epidemic outbreaks, that adversely affect a Fund’s ability to conduct business by, among other things, inhibiting the ability of individuals working for the Fund to do work for the Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cyber security breaches of a Fund’s third party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

The Funds may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber attacks affecting a Fund or its, Custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.

Market Disruptions Risk

The Funds are subject to additional investment and operational risks with financial, economic and other global market developments and disruptions, including those arising from war, military conflict, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, inflation, rapid interest rate changes, supply chain disruptions, sanctions, tariffs, increased government spending, social unrest, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. In addition, a Fund and its investments may be negatively impacted by volatility from market trading activity and investor interest, which may be driven by factors unrelated to financial performance or market conditions.

The rate of inflation in many countries has increased due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and military conflict, among other factors. The future of interest rate increases remains uncertain. The impact of infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illness, may be greater in circumstances or geographies where the relevant healthcare system is either less established or inadequately prepared to respond to the significance of the illness. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The spread of infectious illness outbreaks, epidemics or pandemics, could lead to significant economic

16   ■   Longleaf Partners Funds Trust

downturns or recessions in economies throughout the world.

Proxy Voting

The Boards of Trustees have authorized Southeastern as the Funds’ investment manager to vote proxies relating to the Funds’ portfolio securities in accord with the Proxy Voting Policies and Procedures attached as Appendix A. Also, the Funds make available information regarding how the Funds voted proxies for the most recent 12-month period ended June 30. The Funds make this information available on Form N-PX free by phone (800) 445-9469, on our website southeasternasset.com, and on the SEC’s website, sec.gov.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund’s portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds’ investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. Portfolio turnover rates in excess of 50% (or material increases from one year to the next) generally occur because the Funds have significant buying opportunities or companies in the portfolio are acquired or reach their appraised value during the year and are sold. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Increases in turnover will generally involve greater transaction costs.

The portfolio turnover rates of the Funds for the past three years are as follows:

Funds	2025	2024	2023
Partners Fund	65%	38%	43%
Small-Cap Fund	59	27	24
Global Fund	70	62	43

Statement Of Additional Information   ■   17

Disclosure of Portfolio Holdings

Disclosure of Portfolio Holdings ■ The portfolio holdings of the Funds are proprietary information and Southeastern’s Code of Ethics prohibits selective disclosure of portfolio holdings which have not been made public. Southeastern has adopted procedures designed to ensure that holdings are not released on a selective basis and to limit disclosure of the Funds’ holdings to routine regulatory filings and/or to service providers in the ordinary course of business as required to process transactions, subject in all cases to the requirements that there be a legitimate business purpose, and that the receiving party be subject to a duty of confidentiality and a duty not to trade on the information. The Funds’ Boards of Trustees have approved these procedures, and any material compliance matters arising under these procedures would be reported to the Boards by the Funds’ Chief Compliance Officer. Southeastern does not receive compensation to disclose information on the Funds’ non-public portfolio holdings.

Information regarding portfolio holdings of the Longleaf Partners Funds may be disclosed to outside parties in a number of situations, including: 1) disclosure to the Funds’ custodian, State Street Bank and Trust, but only in connection with processing and/or reconciling transactions for the Funds; 2) disclosure to ISS, the Funds’ proxy voting agent, but only in connection with voting proxies for the Funds; 3) disclosure to brokers selected and/or considered by Southeastern’s trading department to execute transactions, but only in connection with the trading process, and the settlement and processing of transactions; 4) disclosure in connection with required U.S. and non-U.S. regulatory filings; 5) disclosure to accounting firms, law firms, or other professionals subject to a duty of confidentiality, and a duty not to trade on the non-public information; 6) information related to portfolio holdings may also be authorized for disclosure by the Funds’ Chief Compliance Officer only if permitted by law and if such disclosure is consistent with Southeastern’s fiduciary duty to Fund shareholders. Southeastern investment research (excluding portfolio holdings) may be shared by the analyst conducting that research as part of the investment due diligence process. Southeastern investment research may also be shared by Southeastern with existing and potential investors regarding holdings that have been publicly disclosed. In addition, Southeastern may provide other information to existing and potential investors and intermediaries working on behalf of such investors. Such information may consist of analytical information concerning a Fund’s portfolio as a whole, without naming specific holdings.

The Funds’ complete portfolio holdings are generally published with up to a 45 day lag following each fiscal quarter in the Funds’ quarterly reports posted on the Funds’ website. These holdings are also included in reports filed with the SEC on Form N-CSR or Form N-PORT. Some or all of the Funds’ holdings as of the end of each fiscal quarter, or such other period Southeastern may determine, are also published on the Funds’ website, generally with up to a 10 to 15 day lag. Once a portfolio holding has been publicly disclosed in an approved regulatory filing, or on the Funds’ website, it is no longer subject to confidential treatment.

18   ■   Longleaf Partners Funds Trust

Board of Trustees

Each of the Funds is operated by the Board of Trustees, which implements policies and Fund operations through officers or employees of Southeastern and other Fund service providers. Day to day portfolio management and fund administration are provided by and/or overseen by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.

Name, Age and Address	Positions Held with Funds	Length of Service as Trustee (Year Began) **
Affiliated or Interested Trustees*
O. Mason Hawkins, CFA, (78) 5100 Poplar Ave., Suite 2450 Memphis, TN 38137	Co-Portfolio Manager	Partners Fund Small-Cap Fund Global Fund	1987 1989 2012
Independent or Non-Interested Trustees
Margaret H. Child (70) 137 Marlborough Street Apt. 3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund Global Fund	2001 2001 2012
Sarah Jemison (33) 1730 Faxon Avenue Memphis, TN 38112	Trustee	Partners Fund Small-Cap Fund Global Fund	2022 2022 2022
Kent A. Misener (73) 380 North 200 West, Suite 102 Bountiful, UT 84010	Trustee	Partners Fund Small-Cap Fund Global Fund	2018 2018 2018
Perry C. Steger (64) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Boards	Partners Fund Small-Cap Fund Global Fund	2001 2001 2012

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.

**	The membership of each Board of Trustees is the same. Trustees continue to serve after election until resignation or mandatory retirement at age 76 for Independent Trustees. All Trustees presently serving except for Kent A. Misener and Sarah Jemison were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Statement Of Additional Information   ■   19

	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Affiliated or Interested Trustees*
O. Mason Hawkins, CFA*	Chairman of the Board, Southeastern Asset Management, Inc.	3
Independent or Non-Interested Trustees
Margaret H. Child	Chief Marketing Officer Global Law Firm (retired)	3	Trustee, Harris J. and Geraldine S. Nelson Foundation (2011-Present)
Sarah Jemison	Chief Strategy Officer and Chair of the Board (2023), Alco Management, Inc. (affordable housing services in the Southeast and Midwest USA) (2021-present) Project Manager, Development and Finance (2018-2021)	3
Kent A. Misener	Chief Investment Officer, Able and Strong Advisors LLC since 2015; CEO, KMisener Consulting Inc. (since 2024)	3	Trustee, MVP Private Markets Fund, Keystone Private Income Fund
Perry C. Steger	Principal Engineer, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	3

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.

**	The membership of each Board of Trustees is the same. Trustees continue to serve after election until resignation or mandatory retirement age 76 for Independent Trustees. All Trustees presently serving except for Kent A. Misener and Sarah Jemison were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

20   ■   Longleaf Partners Funds Trust

2025 Compensation Table

The following table provides information on fees paid to each Trustee for Board service during the calendar year 2025:

Name	Total Compensation From All Funds(2)(3)
O. Mason Hawkins(1)	None
Margaret H. Child	$90,000
Sarah Jemison	$90,000
Kent A. Misener	$90,000
Perry C. Steger	$90,000

(1)	Mr. Hawkins is classified as an “interested” Trustee because he is Chairman of Southeastern, the Funds’ Investment Counsel and Administrator.

(2)	The Funds have no pension or retirement plan for Trustees.

(3)	The Funds also reimburse the outside Trustees for lodging and travel expenses incurred in attending Board meetings.

Statement Of Additional Information   ■   21

Ownership of Fund Shares by Trustees

The following table provides information on the range of ownership of Fund shares at December 31, 2025 by individual members of the Funds’ Boards of Trustees.

Name of Director	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Affiliated or Interested Trustees
O. Mason Hawkins, CFA(1)	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 Global Fund – Over $100,000	Over $100,000
Independent or Non-Interested Trustees
Margaret H. Child	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 Global Fund – Over $100,000	Over $100,000
Sarah Jemison	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 Global Fund – Over $100,000	Over $100,000
Kent A. Misener	Partners Fund – $50,001 – $100,000 Small-Cap Fund – Over $100,000 Global Fund – Over $100,000	Over $100,000
Perry C. Steger	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 Global Fund – Over $100,000	Over $100,000

(1)	Mr. Hawkins is classified as an “interested” Trustee because he is Chairman of Southeastern, the Funds’ Investment Counsel and Administrator.

22   ■   Longleaf Partners Funds Trust

Other Information Concerning the Boards of Trustees

Leadership Structure and Board of Trustees

Each of the Funds is operated by a Board of Trustees, 80% of whom, including the Chairman, are independent of and not affiliated with Southeastern. The same Trustees serve all three Funds and have delegated day to day operation to various service providers whose activities they oversee. Except for the Audit Committee described below, the Trustees have elected not to exercise oversight by committee. Instead, each Board-level decision involving the Funds is considered by the Board itself. Using such a structure allows the perspective of all Trustees to be brought to bear on each matter considered.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board activities. Each quarter the Board meets with officers of Southeastern covering issues related to Fund investments, legal, regulatory and compliance items, as well as Fund operations. While Southeastern in its capacity as administrator oversees day to day activities of service providers of the Funds, the Board receives routine reports on these activities, and when necessary has met with service providers to address matters potentially affecting the Funds. Further, on an annual basis the Board meets with senior officers from each department of Southeastern and receives a report addressing material changes impacting that department. At that same annual meeting, investment analysts are present for extensive discussion of Southeastern’s investment process and how it has impacted the Funds. Trustees are free at any time to make inquiries of Southeastern or other service providers to the Funds. The risk management policies of the Funds’ service providers and their implementation vary among service providers and over time and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects; some risks are simply beyond any control of the Funds, Southeastern or other service providers. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, valuation, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

The Board does have one standing committee, the Audit Committee, comprised solely of independent Trustees (Child, Jemison, Misener, and Steger). The

Audit Committee’s duties are spelled out in a charter, but its main functions are to oversee the Funds’ accounting and financial reporting processes and to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof. The Audit Committee met separately with the Funds’ independent auditor twice during the last fiscal year.

The independent Trustees meet separately on a quarterly basis and meet separately with the Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure, including as it relates to overseeing and managing the Funds’ risks. Consistent with Longleaf’s governing principles, each of Longleaf’s Trustees is a significant owner and partner with other shareholders (see table set forth above), which is designed to align their interests with those of shareholders.

Board Attributes Disclosure

Each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Funds. In addition, the varying backgrounds and areas of expertise of the Trustees allow them to view and analyze issues impacting the Funds from differing perspectives. Specific information supporting our determination that each Trustee is qualified to serve follows:

Margaret H. Child has over 20 years of professional marketing and communications expertise, including service as Chief Marketing Officer of a global law firm and Director of Marketing at a global accounting firm.

O. Mason Hawkins is founder and Chairman of Southeastern, the Funds’ adviser. Mr. Hawkins, a CFA, has almost 50 years of experience as an investment manager and analyst. He is the author of Southeastern’s shareholder-oriented, industry-renowned governing principles, and one of the largest owners in the Funds.

Sarah Jemison has demonstrated operational, financial and leadership abilities in her role as Chief Strategy Officer and Chair of the Board of a 200 plus-employee, federally regulated provider of affordable housing in the Southeast and Midwest United States.

Kent A. Misener, who serves as Chairman of the Audit Committee, has over 40 years’ experience in the asset management industry, including analysis of company financial statements as a portfolio manager, assessment of asset management firms (including their internal controls) and the development of an asset management organization’s own internal controls and financial reporting process. Mr. Misener has also served on the finance and investment committees of a number of non-profit organizations.

Perry C. Steger, who serves as Chairman of the Board, has founded and served as CEO of an industrial

Statement Of Additional Information   ■   23

automation software company, served as Director of Product Strategy of a global supplier of automation products, and is currently Principal Engineer of a civil engineering firm.

Control Persons and Principal Holders of Securities

The following table lists those shareholders owning directly or beneficially 5% or more of the outstanding shares of each Fund at April 6, 2026 and also shows the aggregate ownership of Fund and management company personnel, their relatives, and affiliated retirement plans and foundations:

Longleaf Partners Fund
	Total Shares	Percentage
Charles Schwab & Co Inc/Spl Cstdy A/D For Excl BNFT CUST Mutual Fund Dept - Reinvest A/C 101 Montgomery St. San Francisco, CA 94104-4122	3,205,700	6.49%
National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	3,549,045	7.19%
Community Foundation of Greater Memphis Inc. Attn: Friends II 1350 Concourse Ave Suite 458 Memphis, TN 38104	5,500,403	11.14%
* All Trustees of the Fund, all directors, officers and employees of Southeastern, and relatives, affiliated retirement plans and foundations	13,671,654	27.67%

Longleaf Partners Small-Cap Fund
	Total Shares	Percentage
Charles Schwab & Co Inc/Spl Cstdy A/D For Excl BNFT CUST Mutual Fund Dept - Reinvest A/C 101 Montgomery St. San Francisco, CA 94104-4122	3,707,555	15.19%
National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	2,535,160	10.38%
Community Foundation of Greater Memphis Inc. Attn: Friends II 1350 Concourse Ave Suite 458 Memphis, TN 38104	4,201,314	17.21%
* All Trustees of the Fund, all directors, officers and employees of Southeastern, and relatives, affiliated retirement plans and foundations	3,681,331	15.07%

24   ■   Longleaf Partners Funds Trust

Longleaf Partners Global Fund
	Total Shares	Percentage
Charles Schwab & Co Inc/Spl Cstdy A/D For Excl BNFT CUST Mutual Fund Dept - Reinvest A/C 101 Montgomery St. San Francisco, CA 94104-4122	3,461,568	7.01%
Community Foundation of Greater Memphis Inc. Attn: Friends II 1350 Concourse Ave Suite 458 Memphis, TN 38104	8,729,541	17.68%
* All Trustees of the Fund, all directors, officers and employees of Southeastern, and relatives, affiliated retirement plans and foundations	23,277,693	47.08%
* A Significant portion consists of a few shareholders whose redemptions could have a material impact on the Fund.

Statement Of Additional Information   ■   25

Investment Advisory Services

Southeastern, an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund’s Investment Counsel. Southeastern is owned and controlled by its principal officers. Mr. O. Mason Hawkins, Chairman of the Board of Southeastern, is its largest shareholder and is deemed to control the company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds and private funds. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus beginning on page 18.

The annual Investment Counsel fee for the Partners Fund, Small-Cap Fund, and Global Fund calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above $400 million.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursable expenses, and all normal operating expenses.

In addition, Southeastern has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% for the Partners Fund, 0.95% for the Small-Cap Fund and the Global Fund. These agreements are in effect through at least April 30, 2027. While Southeastern has contractually committed to these limits, they may be changed with Board approval but without shareholder approval.

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

Funds	2025	2024	2023
Partners Fund	$9,768,789	$10,965,894	$11,018,432
Small-Cap Fund	6,230,941	6,991,652	8,399,859
Global Fund	2,885,423	2,817,383	2,784,124

Fees waived by Southeastern for the last three fiscal years are as follows:

Funds	2025	2024	2023
Partners Fund	$1,623,821	$2,334,407	$3,510,063
Small-Cap Fund	460,696	690,756	1,158,252
Global Fund	430,136	612,843	534,093

Fund Administration

Southeastern serves as Fund Administrator under an agreement which is renewable annually, and in that capacity manages, oversees or performs all business and administrative operations of each Fund in cooperation with sub-administrator Ultimus Fund Solutions, LLC including the following:

●	Preparation and maintenance of all accounting records;

●	Preparation or supervision of preparation and filing of required financial reports and tax returns;

●	Preparation or supervision of preparation of federal and state securities registrations and reports of sales of shares;

●	Calculation or supervision of calculation of daily net asset value per share;

●	Preparation and filing of prospectuses, proxy statements, and reports to shareholders;

●	General coordination and liaison among the Investment Counsel, the Custodian, the Transfer Agent, authorized dealers, other outside service providers, and regulatory authorities.

Effective May 1, 2024, each Fund pays an Administration Fee equal to 0.03% per annum of the average daily net assets for the services provided by Southeastern, which is accrued daily and paid monthly in arrears. Prior to May 1, 2024, each Fund paid an Administration Fee equal to 0.10% per annum of the average daily net assets for the services provided by Southeastern. Administration fees paid by each Fund for the last three fiscal years are as follows:

Fund	2025	2024	2023
Partners Fund	$350,744	$710,440	$1,335,791
Small-Cap Fund	209,233	436,779	986,648
Global Fund	78,394	133,428	247,477

All direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees

26   ■   Longleaf Partners Funds Trust

and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any state regulatory agency; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, reports to shareholders, dividend notices and other communications; (vii) expenses of formal meetings of shareholders to vote on Fund or shareholder proposals and meetings of the Boards of Trustees; (viii) external expenses related to pricing the Funds’ portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds are also responsible for the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone and data line charges, and printing and mailing expenses for shareholder communications and similar items, and the costs of computer programs or software used solely to process Fund transactions.

Terms of Operating Agreements ■ Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed each year prior to November 1 by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested” Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days’ written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

The Funds and Southeastern have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code requires all Southeastern employees and their spouses to limit their investments in publicly offered equity securities to the Funds and private funds advised by Southeastern, unless granted an exception.

Additional Information About Portfolio Managers

Information about portfolio managers for the Longleaf Partners Funds can be found beginning on page 18 of the Prospectus. Set forth below is additional information regarding other accounts managed, portfolio manager compensation, and ownership of Fund securities. Compensation of portfolio managers is paid by Southeastern for services performed for Longleaf, as well as Southeastern’s other clients. Each Longleaf fund pays Southeastern an investment counsel and administration fee, and does not separately compensate portfolio managers.

Other Accounts Managed – O. Mason Hawkins

1.	O. Mason Hawkins, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Global Fund

2.	Other accounts managed:

a.	Other registered investment companies: 0 accounts, assets = $0

b.	Other pooled accounts: 3 accounts, assets = $45,135,748

c.	Other accounts: 19 accounts, assets = $1,035,276,977

3.	Under 2(b), 0 accounts have a performance fee, $0

Under 2(c), 1 account has a performance fee, assets = $78,988,215

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. While Southeastern has a financial incentive to favor performance fee accounts, as well as the Longleaf Funds, where its employees have substantial investments, Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest.

Compensation

Portfolio manager compensation at 12/31/25 included the following:

●	Competitive salary (comparable to investment firms elsewhere);

●	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager and his investment team performed both in price and value growth;

Statement Of Additional Information   ■   27

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10% and their benchmark indexes;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund – Over $1,000,000

Longleaf Partners Small-Cap Fund – Over $1,000,000

Longleaf Partners Global Fund – Over $1,000,000

Other Accounts Managed – Ross Glotzbach

1.	Ross Glotzbach, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Global Fund

2.	Other accounts managed:

a.	Other registered investment companies: 0 accounts, assets = $0

b.	Other pooled accounts: 3 accounts, assets = $45,135,748

c.	Other accounts: 19 accounts, assets = $1,035,276,977

3.	Under 2(b), 0 accounts have a performance fee, $0

Under 2(c), 1 account has a performance fee, assets = $78,988,215

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. In addition, while Southeastern has a financial incentive to favor performance fee accounts, as well as the Longleaf Funds, where its employees have substantial investments, Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest.

Compensation

Portfolio manager compensation at 12/31/25 included the following:

●	Competitive salary (comparable to investment firms elsewhere);
●	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10% and their benchmark indexes;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund – Over $1,000,000

Longleaf Partners Small-Cap Fund – Over $1,000,000

Longleaf Partners Global Fund – $100,001 – $500,000

Other Service Providers

Compliance Services ■ Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of Ultimus Fund Solutions, LLC, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.

Custodian of Fund Assets ■ State Street Bank, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the non-U.S. custody manager for the Funds with respect to non-U.S. securities, using non-U.S. sub-custodians which participate in its global custody network.

Independent Registered Public Accounting Firm ■  Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the current fiscal year. Cohen & Company, Ltd. provides services which include (1) audit of annual financial statements, and (2) audit services to the Funds. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Funds.

28   ■   Longleaf Partners Funds Trust

Fund Administration and Fund Accounting ■ Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the sub-administrator and Fund accountant for the Fund pursuant to a Sub-Services Agreement with the Funds and subject to the supervision of the Board. UFS is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds. The Sub-Services Agreement became effective on June 30th, 2024 and will remain in effect for three years from the applicable effective date with respect to each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.

Legal Counsel ■ Dechert LLP, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds’ special legal counsel. The Funds are served by the Boston office, located at One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110-2605. Andrew R. McCarroll, General Counsel and Chief Compliance Officer of Southeastern and Michael J. Wittke, Chief Compliance Officer for the Funds at NLCS, perform legal services for the Funds which includes responsibility for preparing registration statements and other regulatory filings for the Funds.

Principal Underwriter ■ ALPS Distributors, Inc. located at 1290 Broadway, Suite 1100, Denver, Co 80203 is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and serves as principal underwriter. In this capacity, ALPS receives purchase and sale orders on behalf of the Funds through the National Securities Clearing Corporation. Southeastern pays ALPS fees.

Transfer Agent and Shareholder Services ■ UFS serves as the transfer agent and shareholder services for the Fund pursuant to a Master Services Agreement with the Funds and subject to the supervision of the Board. UFS is primarily in the business of providing transfer agent services to retail and institutional mutual funds. The Master-Services Services Agreement became effective on June 30th, 2024 and will remain in effect for three years from the applicable effective date with respect to each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.

Allocation of Brokerage Commissions

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as

“brokers”) for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

1.	Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve best execution of such orders. What may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum of market impact, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgmental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

2.	In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve best execution.

3.	Southeastern may recommend and the Fund may allocate brokerage and certain so-called “riskless principal” transactions to brokers who have provided brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), and for other services that benefit the Fund directly through reduction of the Fund’s expenses. Southeastern could cause the Fund to pay a commission for a securities transaction in excess of the amount another broker would have charged if Southeastern determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. Neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker, but shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund’s brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions were within a reasonable range. Such determination

Statement Of Additional Information   ■   29

shall be based on information as to the level of commissions charged by other brokers on comparable transactions, but shall take into account the Fund’s policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern. While Southeastern is authorized by its contract with the Funds to purchase research services with Fund commissions as permitted by Section 28(e) of the 1934 Act (as described above), Southeastern does not consider this service in selecting firms to execute portfolio transactions for the Funds. Southeastern performs its own independent research in performing investment counsel services for the Funds. Southeastern may obtain supplemental investment research information from certain brokerage firms in the ordinary course of business, but Southeastern evaluates brokers based on the quality of their execution and brokerage services and does not make trading allocations to receive research.

4.	Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources. Southeastern may also utilize electronic communication networks (ECN’s) when the requisite volume of securities can be purchased or sold in the desired price range.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or by a number of managed accounts. When several accounts and the Funds’ portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through non-affiliated brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

Funds	2025	2024	2023
Partners Fund	$473,342	$515,521	$919,443
Small-Cap Fund	555,303	401,357	1,195,718
Global Fund	170,037	143,655	161,559

Capital Stock and
Indemnification Rights

Longleaf Partners Funds Trust (the “Trust”) is a Massachusetts business trust which presently has four separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund’s Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in rare circumstances, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust

30   ■   Longleaf Partners Funds Trust

also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the person’s duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

Purchase, Redemption, and Pricing of Shares

The methods of purchasing and redeeming shares through the transfer agent, Ultimus Fund Solutions, LLC, are described on pages 21 through 29 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request in good order. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, all Fund assets are valued daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is divided by the number of shares of beneficial interest then outstanding.

In valuing Fund assets, we apply the following procedures:

1.	Portfolio securities listed or traded on a securities exchange (U.S. or non-U.S.), on the NASDAQ national market or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price;

2.	In the case of bonds and other fixed income securities, valuations may be furnished by a pricing source/service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair value of such securities;

3.	When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures approved by the Funds’ Trustees. In determining fair value, Southeastern considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value pricing depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

4.	Repurchase agreements are valued at cost which, combined with accrued interest, approximates market;

5.	Short-term United States Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing source/services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

6.	The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees; and

7.	Assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other non-U.S. markets is normally completed at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various non-U.S. markets, the calculation of the Funds’ net asset value may not take place contemporaneously with

Statement Of Additional Information   ■   31

the determination of the closing prices of some non-U.S. securities on the particular non-U.S. exchanges or in other non-U.S. markets in which those securities are traded.

Should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and consistent with any specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

The Longleaf Partners Funds
c/o Ultimus Fund Solutions, LLC
Regular/Express Mail
P.O. Box 46707
Cincinnati, OH 45246
-or-
Overnight Mail
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Additional Tax Information

The following discussion summarizes certain U.S. federal income tax considerations for general informational purposes only. This discussion does not address all aspects of taxation (including state, local, and non-U.S. taxes), nor does it address matters that may be relevant to particular types of shareholders (including persons who are not citizens or residents of the United States). This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Code. In order to qualify to be treated as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and other income (including gains from options, futures and forward foreign currency contracts) derived with respect to its business of investing in such securities, and net income derived from an interest in a “qualified publicly traded partnership.” Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and regulated investment companies). Further, a Fund may invest not more than 25% of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. In addition, a Fund may invest not more than 25% of the value of its total assets in the securities of one or more “qualified publicly traded partnerships.” Each Fund must also distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year. For purposes of the diversification test described above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

If a Fund qualifies under the Code for favorable tax treatment, it is generally not subject to federal income tax on its investment company taxable income and any net realized capital gains that are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their federal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund itself would be subject to federal income tax (and to taxation by the Commonwealth of Massachusetts) at regular corporate rates without any deduction for amounts distributed to shareholders. To qualify again for favorable tax treatment under the Code, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial

32   ■   Longleaf Partners Funds Trust

distributions to shareholders, who then would be subject to taxation on the amounts distributed.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

In order for some portion of the dividends received by an individual Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends-received deduction, provided that certain holding period requirements are met.

For taxable years beginning after 2020 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Proposed regulations which may be relied upon pending the issuance of final regulations permit a Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Investment income received by the Funds from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. The

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United States has entered into tax treaties with many non-U.S. countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of non-U.S. tax in advance, because the amount of assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at year end consists of the securities of non-U.S. corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes.

Shareholders of the Partners Fund or the Small Cap Fund generally will not be entitled to claim a credit or deduction with respect to non-U.S. taxes incurred by that Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

A Fund’s transactions in certain derivative instruments (e.g., options, futures or forward contracts, and swap agreements) may be subject to one or more special tax rules that can affect the amount, timing or character of distributions to shareholders. Because the tax rules applicable to these types of transactions are in some cases uncertain, future guidance with respect to these rules (which could be retroactive) may affect whether the Fund qualifies for treatment as a regulated investment company. A Fund’s transactions in non-U.S. currencies can give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

If a Fund owns shares in a non-U.S. corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the non-U.S. corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the non-U.S. corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a “passive foreign investment company” and the Fund is able to treat the non-U.S. corporation as a “qualified electing fund” under the Code or under special rules applicable to registered investment companies, the Fund may be required to include in its income each year a portion of the ordinary income and net realized capital gains and unrealized appreciation of the non-U.S. corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute. Alternatively, the Fund may elect to “mark to market” shares in a “passive foreign investment company.” If this election is made, the stock in a “passive foreign investment company” is marked to market (treated as if it were sold) at the close of the Fund’s taxable year. If the “passive foreign investment company” stock is in an unrealized gain position at that time, the Fund will recognize the gain as ordinary income which is subject to the Fund’s distribution requirements. If the “passive foreign investment company” stock is in an unrealized loss position, the losses are permitted to be recognized, but only to the extent of “mark to market” gains previously taken into account on that stock.

A Fund’s investments in certain debt obligations can result in the Fund including amounts in its income even though payment of those amounts is not received until a later time, in which event the Fund may be required to pay out an amount exceeding the total cash interest it received, thus potentially requiring it to liquidate portfolio securities when it is not advantageous to do so.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or

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accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments received from the Fund by its corporate shareholders may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate currently is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Under current law, a Fund is not liable for any income or excise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

Investment Performance Information ■ The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc. or Morningstar, Inc. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron’s, Forbes, Money, and other similar publications.

Use of Total Return Information ■ Average annual total return information may be useful to investors in considering each Fund’s past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund’s total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and unhedged and contain different and more numerous securities than the Funds’ portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in market indices for taxes payable on distributions. After tax calculations applicable to the Funds’ total returns are shown in the Prospectus on pages 3, 7, and 11.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an

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indication or representation as to future rates of total return. When comparing each Fund’s total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds’ investment objectives will be achieved.

Table of Bond and Preferred Stock Ratings

Description of Moody’s Investors Service, Inc. corporate bond ratings:

Aaa ■ Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa ■ Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A ■ Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa ■ Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba ■ Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B ■ Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa ■ Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Investors Service, Inc. preferred stock ratings:

aaa ■ An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa ■ An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a ■ An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa ■ An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba ■ An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b ■ An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa ■ An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

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Description of Standard & Poor’s Corporation corporate bond and preferred stock ratings:

AAA ■ Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA ■ Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A ■ Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB ■ Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC ■ Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB ■ Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B ■ Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC ■ Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (−): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

Financial Statements

The financial statements for the fiscal year ended December 31, 2025, audited by Cohen & Company Ltd., the Funds’ independent registered public accounting firm, are included in the Funds’ annual financial statements on Form N-CSR. The annual report to shareholders and the financial statements, together with the Report of Independent Registered Public Accounting Firm dated February 27, 2026 are incorporated by reference into the SAI and are available without charge upon request by calling (800) 445-9469.

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Appendix A

SOUTHEASTERN ASSET MANAGEMENT, INC. LONGLEAF PARTNERS FUNDS PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the “Advisers Act”), Southeastern Asset Management, Inc. (“Southeastern”) must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the “Proxy Policy”) are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust (“Longleaf”), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “40 Act”). Pursuant to its discretionary authority to manage Longleaf’s assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf’s portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf’s four series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf’s proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf’s public filings information regarding the proxy policies applicable to Longleaf, as required by Items 17(f), and 27(d) of Form N-1A.

I.	INFORMATION AVAILABLE TO CLIENTS AND LONGLEAF SHAREHOLDERS

In order to comply with Adviser’s Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part 2 of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client’s portfolio.

Shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds’ Statement of Additional Information (SAI). The SAI may be obtained free of charge from, www.southeasternasset.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on www.longleafpartners.com, by calling (800) 445-9469, or on the Funds’ Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

II.	STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

Proposal Must Benefit Shareholders ■ One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

Management Must Be Responsive ■ Southeastern’s portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

General Policies With Respect to Routine Proposals ■ Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company’s Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern’s general policy is to support the Board’s recommendations to vote in favor of these

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annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy ■ In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but “withholding” the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

●	A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board’s positions by withholding the votes for re-election of the Board or any director.

●	There may be situations where top management of a company, after having discussions with Southeastern’s portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

General Policies With Respect to Special Management Proposals ■ In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern’s general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy ■ There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

General Policies With Respect to Shareholder Proposals ■ There may be situations when a company’s proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis with the primary objective of supporting corporate operating policies which provide the maximum financial benefit to shareholders. In Southeastern’s opinion, if a company’s management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive.

III.	DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

●	“One share, one vote.”

Explanation ■ Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution

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of the voting or ownership rights of existing shareholders.

●	Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation ■ Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

●	Super-dilutive Stock Option Plans.

Explanation ■ Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

●	Reasonable Employment Contracts and “Golden Parachutes.”

Explanation ■ To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measures, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable “parachutes” or termination compensation for an effective top management group.

●	Share Repurchase Programs.

Explanation ■ During periods when a portfolio company’s shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company’s businesses or an increase in corporate dividends. Shrinkage of the company’s common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

●	Cumulative Voting and Pre-emptive Rights.

Explanation ■ Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

●	“Blank Check” Preference Stock.

Explanation ■ “Blank Check” preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of “blank check” preference stock provisions.

●	“Greenmail” Share Repurchases.

Explanation ■ Unlike normal share repurchase programs which are implemented when a company’s shares are materially underpriced, “greenmail” repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating

A-4 ■ Longleaf Partners Funds Trust

a potential acquirer. As a result, such “greenmail” payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in “greenmail” repurchases in circumstances which would not enhance long-term shareholder value.

●	Structural Anti-takeover Defenses.

Explanation ■ In most situations, the adoption of anti-takeover defenses which become part of the corporation’s organizational structure have the effect of limiting natural market forces on the trading price of a company’s stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of “poison pills” designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

●	Right to Call Meetings

Explanation ■ Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value

●	Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation ■ Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, which may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

●	Environmental, Social, and Ethical Issues

Explanation ■ Southeastern recognizes the overall benefit that is provided to society in general when its portfolio companies act in a responsible manner as a good corporate steward in areas of environmental, social and ethical matters. Therefore, as a general policy, Southeastern will be supportive of and vote in favor of proposals that, in Southeastern’s opinion, would further such causes. However, such areas can be highly subjective and can, at times, be in conflict with what we consider to be in the long-term best interests of the shareholders. Therefore, Southeastern will give due regard to such proposals and will consider these matters on a case-by-case basis.

IV.	SOUTHEASTERN’S PROXY VOTING PROCEDURES

Monitoring for Proxies and Corporate Actions ■ Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for meetings. Each business day, Southeastern sends an updated file of holdings in each client portfolio where Southeastern has voting discretion to this administrator. The administrator has undertaken the task of collecting ballots and notifying Southeastern of all record and meeting dates for these holdings. Upon notification of upcoming meetings, Southeastern’s Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator’s job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. The administrator assists and follows through with the implementation of Southeastern’s voting decisions for each of its client accounts where voting discretion has been granted.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client’s portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to non-US holdings, record and meeting dates may be announced with very little time to respond or may be in jurisdictions requiring unique additional documentation (e.g., powers of attorney) from Southeastern or its clients. In such circumstances, Southeastern will vote on a best efforts basis. In some non-US markets, shareholders who vote proxies are not able to sell in the company’s stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. Southeastern may also refrain from voting where shares of a particular holding have been sold out of all client accounts prior to the meeting date. In summary, Southeastern may

Statement Of Additional Information   ■   A-5

refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), and Southeastern will not normally respond where the default action is the desired outcome. Corporate actions which do require a response are handled by Southeastern’s Head of Portfolio Accounting or his designee.

Decisions on Proxy Voting ■ Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company’s Board of Directors is presented to Southeastern’s CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see “Conflicts of Interest” below).

Attendance at Shareholders’ Meetings ■ A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management’s position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

Conflicts of Interest ■ Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern’s clients may have a material interest in the outcome of a vote. It is also possible that Southeastern’s personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern’s internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern’s Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

●	the nature of the conflict;

●	an evaluation of the materiality of the conflict; and

●	if the conflict is material, the procedures used to address the conflict.

Two out of three members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under “Record Retention” below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds’ Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company’s shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

●	whether Southeastern has been solicited by the person or entity creating the conflict;

●	whether the size of Southeastern’s business relationship with the source of the conflict is material in light of Southeastern’s total business;

A-6   ■   Longleaf Partners Funds Trust

●	whether Southeastern’s voting power or voting decision is material from the perspective of the source of the conflict;

●	other factors which indicate Southeastern’s voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients’ best interest.

Record Retention ■ As required by Adviser’s Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

●	copies of its proxy policies and procedures;

●	copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC’s EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

●	a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

●	copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

●	copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern’s written response to any written or oral client request for information on how Southeastern voted its proxy.

Adopted August 1, 2003

Amended December 18, 2006

Amended December 4, 2007

Amended June 9, 2008

Amended December 17, 2010

Amended October 31, 2011

Amended October 3, 2012

Amended November 4, 2014

Amended November 2, 2015

Amended November 9, 2016

Amended November 15, 2017

Investment Counsel
Southeastern Asset Management, Inc.
5100 Poplar Avenue, Suite 2450
Memphis, TN 38137
(901) 761-2474
southeasternasset.com

Transfer Agent
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Principal Underwriter
ALPS Distributors, Inc.
Denver, CO

Custodian
State Street Bank & Trust Company,
Boston, MA

No person has been authorized to give any further information or make any representations other than those contained in the Prospectus or this Statement of Additional Information. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its Investment Counsel, or its Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

Longleaf Partners Funds Trust

PART C. OTHER INFORMATION

Item 28. Exhibits

(a).	Articles of Incorporation. Registrant is a Massachusetts business trust. Re-Stated Declaration of Trust; incorporated by reference from Post-Effective Amendment No. 26, filed February 28, 2003; Amendment to Declaration of Trust: Designation of Fourth Series, incorporated by reference from Post-Effective Amendment No. 40, filed June 18, 2012; Amendment to Declaration of Trust: Merger of Series, filed herewith.

(b).	Re-Stated By-Laws; incorporated by reference from Post-Effective Amendment No. 28, filed February 28, 2005.

(c).	Instruments Defining Rights of Security Holders. Stock Certificate; incorporated by reference from Post-Effective Amendment No. 23, filed August 1, 2000.

(d).	Investment Advisory Contracts (with Southeastern Asset Management, Inc.)

(1)	Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999. Temporary Expense Limitation Agreement, incorporated by reference from Post-Effective Amendment No. 58, filed April 29, 2020.

(2)	Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999. incorporated by reference from Post-Effective Amendment No. 58, filed April 29, 2020 and Post-Effective Amendment No. 60, filed April 30, 2021.

(3)	Reserved.

(4)	Longleaf Partners Global Fund, incorporated by reference from Post-Effective Amendment No. 41, filed December 27, 2012. Addendum incorporated by reference from Post-Effective Amendment No. 58, filed April 29, 2020.

(5)	Longleaf Partners Global Fund, incorporated by reference from Post-Effective Amendment No. 41, filed December 27, 2012. Addendum incorporated by reference from Post-Effective Amendment No. 58, filed April 29, 2020 and Post-Effective Amendment No. 60, filed April 30, 2021.

(6)	Addendum to Investment Counsel Agreement Partners, Small-Cap, and Global Funds, filed herewith.

(7)	Partners Fund Fee Cap Extension, filed herewith.

(8)	Small-Cap Fund Fee Cap Extension, filed herewith.

(e).	Underwriting Contracts. Distribution Agreement between Longleaf Partners Funds Trust and ALPS Distributors, Inc.; incorporated by reference from Post-Effective Amendment No. 46, filed April 30, 2014.

(f).	Bonus or Profit Sharing Contracts. None; not applicable.

(g).	Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(1) Amendment to Custodian Agreement between Longleaf Partners Funds Trust and State Street Bank and Trust Company, incorporated by references from Post-Effective Amendment No. 64, Filed April 28, 2025.

(h).	Other Material Contracts.

(1).	Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(2).	Reserved.

(3).	Fund Administration Agreement between Southeastern Asset Management and Longleaf Partners Global Fund, incorporated by reference from Post-Effective Amendment No. 40, filed June 18, 2012.

(4).	Reserved.

(5).	Form of Shareholder Servicing Agent Agreement with National Financial Services Corp; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(6).	Traditional IRA Disclosure Statement and Custodial Agreement; Roth IRA Disclosure Statement and Custodial Agreement. incorporated by reference from Post-Effective Amendment No. 30, filed April 27, 2007.

(7).	Simple IRA Disclosure Statement and Account Agreement; incorporated by reference from Post-Effective Amendment No. 30, filed April 27, 2007.

(8).	Reserved.

(9).	Consulting Agreement between Longleaf Partners Funds Trust and Northern Lights Compliance Services, LLC; incorporated by reference from Post Effective Amendment No. 63, filed April 29. 2024.

(10).	Master Services Agreement between Longleaf Partners Funds Trust and Ultimus Fund Solutions, LLC, incorporated by reference from Post Effective Amendment No. 63, filed April 29. 2024.

(11).	Addendum to Fund Administration Agreements - Partners, Small-Cap, and Global; filed herewith.

(i).	Legal Opinion; filed herewith.

(j).	Other Opinions or Consents.

(1)	Consent of Cohen & Company, Ltd Independent Auditor, filed herewith.

(k).	Omitted Financial Statements. None.

(1).	Initial Capital Agreements. None.

(m).	Rule 12b-1 Plan. None.

(n).	Rule 18f-3 Plan. Not applicable; none.

(o).	Reserved

(p).	Code of Ethics; filed herewith.

EX-101.INS XBRL Instance Document

EX-101.SCH XBRL Taxonomy Extension Schema Document

EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase

Item 29 Persons Under Common Control With Registrant

Longleaf Partners Funds Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company, now has four series — Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Global Fund, all of which are non-diversified open-end management investment companies. Each series has a separate Board of Trustees composed of the same individuals. Four of the five Trustees are classified as Trustees who are not “interested” as defined by Sec. 2 (a)(19) of the Investment Company Act of 1940. Each series is controlled by its particular Board of Trustees, and each series has entered into an Investment Counsel Agreement and a Fund Administration Agreement with Southeastern Asset Management, Inc., an investment adviser registered under the Investment Advisers Act of 1940. Each series is treated for accounting purposes as a separate entity, and each series has separate financial statements.

Item 30 Indemnification

Section 4.8 of the By-Laws of the Registrant provides as follows:

“Section 4.8. Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 31 Business and Other Connections of Investment Counsel

Southeastern Asset Management, Inc., a corporation organized under the laws of the State of Tennessee, offers investment advisory services to corporations, endowment funds, retirement and pension plans and individual investors.

The following individuals are Trustees of the Registrant who are employed by Southeastern Asset Management, Inc.:

Name of Company,
Name and position	Principal Business
With Registrant	and Address
O. Mason Hawkins, CFA	1975-Present;
Trustee and Co-Portfolio	Southeastern Asset Management, Inc.;
Manager of Partners, Small-Cap, and Global Funds	Chairman of the Board

The following individuals are officers of Southeastern Asset Management Inc. and its affiliates who have responsibilities for investment company operations:

Name of Company,
Capacity with	Principal Business
Investment Counsel	and Address

Ross Glotzbach	2004 — Present
Co-Portfolio Manager	Southeastern Asset Management, Inc.
of Partners, Small-Cap and Global Funds,
CEO

Ryan S. Hocker Global Funds Treasurer	2016 — Present; Southeastern Asset Management, Inc.

W. Douglas Schrank	2009 — Present;
Head of Trading and Principal	Southeastern Asset Management, Inc.

Andrew R. McCarroll,	2003 — Present; Vice President and Assistant
General Counsel and Principal	General Counsel (1998-2002);
Southeastern Asset Management, Inc.

Michael J. Wittke Chief Compliance Officer	2024 — Present; Northern Lights Compliance Services, LLC.

The address of Southeastern Asset Management, Inc. is 5100 Poplar Avenue Suite 2450; Memphis, TN 38137.

The address for Northern Lights Compliance Services, LLC is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Longleaf Partners Funds Trust, a Massachusetts business trust (the Master Trust) now having four series or portfolios, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Global Fund, certifies that it has met all requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 65 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 28th day of April, 2026.

LONGLEAF PARTNERS FUNDS TRUST (THE MASTER TRUST)

LONGLEAF PARTNERS FUND

LONGLEAF PARTNERS SMALL-CAP FUND

LONGLEAF PARTNERS GLOBAL FUND

By	/s/ Ross Glotzbach
Ross Glotzbach Chief Executive Officer Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer
Southeastern Asset Management, Inc.
Functioning as principal financial and accounting officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Andrew R. McCarroll
Andrew R. McCarroll General Counsel & Principal Southeastern Asset Management, Inc. Functioning as principal legal officer under agreements with Longleaf Partners Funds Trust and its separate series

SIGNATURES (Continued)*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 65 to the Registration Statement of Longleaf Partners Funds Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

INTERESTED TRUSTEES

/s/ O. Mason Hawkins**	Trustee	April 28, 2026
O. Mason Hawkins

NON-INTERESTED TRUSTEES

/s/ Margaret H. Child**	Trustee	April 28, 2026
Margaret H. Child

/s/ Sarah Jemison****	Trustee	April 28, 2026
Sarah Jemison

/s/ Kent A. Misener***	Trustee	April 28, 2026
Kent A. Misener

/s/ Perry C. Steger**	Chairman of the Board	April 28, 2026
Perry C. Steger

By:	/s/ Andrew R. McCarroll
Andrew R. McCarroll Attorney-in-Fact April 28, 2026

(*)	As of the date of execution of this Post-Effective Amendment No. 65, the Board of Trustees of each Series consists of five individuals, as shown above. Each Trustee is a Trustee of each Series, and each is signing this Post-Effective Amendment on behalf of each such Series.

(**)	Executed by Andrew R. McCarroll pursuant to a Power of Attorney dated as of March 12, 2015.

(***)	Executed by Andrew R. McCarroll pursuant to a Power of Attorney dated as of April 23, 2018.

(****)	Executed by Andrew R. McCarroll pursuant to a Power of Attorney dated as of April 17, 2023.

NOTICE

A Copy of the Declaration of Trust of Longleaf Partners Funds Trust (“the Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by the above Trustees or officers of the Registrant in their capacities as Trustees or as officers and not individually, and any obligations arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but instead are binding only upon the assets and property of the Registrant.